[LETTERHEAD OF PROVIDIAN CORPORATION]                             [LOGO]


February 1996



Dear Valued Customer:

Enclosed are the annual reports for the portfolios available in your Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, just call one of our customer service representatives at 1-800-866-6007, 8 a.m. to 6 p.m. EST, Monday through Friday.

Providian Life and Health is proud to have you as our customer.

Sincerely,



Jeff Lammers
Senior Vice President
National Sales Director




Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND
MONEY MARKET PORTFOLIO
HIGH INCOME PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



MARKET ENVIRONMENT                  VIPF-3    A REVIEW OF WHAT HAPPENED DURING THE PAST YEAR

MONEY MARKET PORTFOLIO              VIPF-4    PERFORMANCE
                                    VIPF-5    FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-6    INVESTMENTS
                                    VIPF-9    FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO               VIPF-11   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-12   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-13   INVESTMENTS
                                    VIPF-19   FINANCIAL STATEMENTS

EQUITY-INCOME PORTFOLIO             VIPF-21   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-22   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-23   INVESTMENTS
                                    VIPF-27   FINANCIAL STATEMENTS

GROWTH PORTFOLIO                    VIPF-29   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-30   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-31   INVESTMENTS
                                    VIPF-35   FINANCIAL STATEMENTS

OVERSEAS PORTFOLIO                  VIPF-37   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-38   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-39   INVESTMENTS
                                    VIPF-44   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       VIPF-46   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS   VIPF-50   THE AUDITORS' OPINION

DISTRIBUTIONS                       VIPF-51


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets rebounded in 1995, after experiencing volatility and inconsistent returns in 1994. Returns were fueled by declining interest rates, moderate economic growth, sustained corporate earnings growth and a relative absence of inflation. The U.S. stock market outpaced counterparts in the developed world and those in emerging markets. Returns from bond markets overseas generally topped those provided by the U.S., although the U.S. bond market still was quite strong.
U.S. STOCK MARKETS
The Standard & Poor's Composite Index of 500 Stocks - a broad measure of U.S. stock performance - rose 37.58% for the 12 months ended December 31, 1995, well above the market's long-term average annual return. The NASDAQ Composite Index - a measure of small stock performance - rose 39.92% (excluding dividends). The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 36.72%, closing above 5000 for the first time in November.
Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns. With inflation posing little threat, interest rates fell during much of 1995. The Federal Reserve Board cut short-term interest rates twice, in July and December. Lower interest rates helped bolster earnings, as they reduced companies' borrowing costs. A relatively weak dollar also helped sustain earnings, with American products and services remaining fairly cheap overseas. Investor sentiment toward the stock market was extremely positive, evidenced by a flurry of successful initial public offerings throughout the year.
Market activity was marked by rapid sector rotation, with investors reacting swiftly to breaking news. Technology was one of the best performing market sectors until the fourth quarter, fueled by improving earnings associated with strong growth in personal computers and related products. Internet-related stocks posted extremely strong share price gains. Although increases in cellular subscriptions helped semiconductor stocks earlier in the year, that industry saw share price drops later in the year due to concerns about over-capacity. Expanding inventories and evidence of an economic slowdown hurt technology stocks later in the year. Biotechnology issues saw a resurgence, partly because the sector had struggled to the point where valuations - stock prices relative to other measures such as earnings - appeared attractive. Consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks showed strength as investors sought companies that traditionally have steady earnings growth regardless of the economic environment.
Cyclical stocks - those that usually rise and fall with the economy - provided subpar returns during 1995 as a result of over-capacity and evidence the economy was slowing. Industrial commodities, such as chemicals and paper, faltered due to decreased demand, despite the prospect for renewed economic growth - and concurrent future earnings growth - resulting from interest rate declines. On the other hand, lower interest rates and continued merger and acquisition activity helped financial stocks perform well. Regional Bell operating companies - RBOCs or "Baby Bells"-performed well in the second half of the year, because they offered strong yields, and because of their potential for growth as they enter new businesses. FOREIGN STOCK MARKETS
Foreign stock markets showed mixed results in 1995. The Morgan Stanley EAFE (Europe, Australasia, Far East) index was up 11.21%. Although interest rates declined in most European countries, economies were generally stagnant. While equity indexes in some countries posted strong returns, in some cases these results were due to the strong performance of large companies that made up a significant portion of the index, such as Nokia in Finland and Ericsson in Sweden. The Morgan Stanley Europe Index rose 21.62% in 1995. Japanese companies were hindered by a strong yen - which made their products expensive overseas - and a weak economy earlier in the year. However, in the fourth quarter of the year, both the Japanese market and economy started to rebound. According to Morgan Stanley Capital International, Japanese stocks rose 0.69% in U.S. dollars for the year. Emerging markets struggled in 1995, hurt by a lack of capital inflows caused by Mexico's peso devaluation in December 1994. This negative sentiment contributed to the -5.21% return of the Morgan Stanley Emerging Markets Free Index in 1995.
U.S. BOND MARKETS
U.S. bond markets posted strong returns in 1995. The Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - posted a total return of 18.47% in 1995. A strong, year-long rally helped bonds recover from the effects of the sharply rising interest rates seen in 1994. Indications of a slowing economy and a relative absence of inflation pressures encouraged bond investors, helping to push interest rates lower. Prospects for a balanced budget agreement also helped to fuel optimism in the markets. Monetary policy also played a role in the bond market's performance. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered the fed funds rates twice, in July and December. Mortgage-backed securities also benefited from this environment, as illustrated by the performance of the Salomon Brothers Mortgage Index, which returned 16.77% during the year. The high-yield bond market also turned in a strong performance in 1995, driven by generally good earnings, strong demand for high-yield bonds among investors searching for high current income and declining interest rates. The Merrill Lynch High Yield Master Index rose 19.91%.
FOREIGN BOND MARKETS
Both developed and emerging fixed-income markets recorded strong returns in 1995. For the 12 months ended December 31, 1995, the Salomon Brothers World Government Bond Index - a proxy of bond market performance in developed nations including the U.S. - rose 19.04%. Bond markets in developed countries benefited from slow economic growth and relatively low inflation pressures. This led to a more favorable interest rate environment, as the central banks of the U.S., Germany and Great Britain all lowered their respective short-term interest rates. Emerging markets shrugged off the fallout from December 1994's Mexican peso devaluation to record strong returns. The J.P. Morgan Emerging Markets Bond Index posted a 27.54% return for the year. The bulk of emerging markets' total return came from a springtime rally following the announcement of a $50 billion bailout package for Mexico by the U.S. Treasury and the International Monetary Fund.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1995    YEAR     YEARS    YEARS

Money Market         5.87%    4.66%    6.09%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.AVERAGETURNS
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.609999999999999
Row: 1, Col: 2, Value: 2.74
Row: 2, Col: 1, Value: 5.91
Row: 2, Col: 2, Value: 2.89
Row: 3, Col: 1, Value: 5.85
Row: 3, Col: 2, Value: 2.87
Row: 4, Col: 1, Value: 5.64
Row: 4, Col: 2, Value: 2.86
Row: 5, Col: 1, Value: 5.56
Row: 5, Col: 2, Value: 2.83
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/28/94 3/29/95 6/28/95 9/27/95 12/27/95

 Money Market 5.61% 5.91% 5.85% 5.64% 5.56%

 MMDA 2.74% 2.89% 2.87% 2.86% 2.83%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. This is compared to similar yields for the average bank money market deposit account (MMDA). The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Bob Litterst, Portfolio
Manager of Money
Market Portfolio
Q. BOB, HOW HAVE MARKET CONDITIONS CHANGED DURING THE PAST YEAR?
A. Ironically, the interest rate banks charge each other for overnight loans-known as the federal funds rate-ended the year exactly where it started, at 5.50%. But if we compare market conditions a year ago to those that prevailed at the close of the period, the difference is like night and day. As 1995 began, the Fed was still in a restrictive mode, raising interest rates as a means of slowing down the economic growth rate and preventing an outbreak of inflation. After a torrid fourth quarter-during which the economy expanded at an annual rate of more than 5%-most market participants expected growth to continue at a fast pace and interest rates to keep rising in 1995. That view was apparently confirmed when the Fed increased the federal funds rate again in February to 6.00%. As it turned out, however, that was the last rate increase in the cycle. Already, signs of weakness were appearing among the key economic indicators, heralding a dramatic slowdown in the first half of 1995.
Q. HOW DID THE FED REACT TO CHANGING CONDITIONS?
A. By gradually lowering interest rates. When growth slowed to an annual growth rate of 1.3% during the second quarter of 1995, from 2.7% during the first quarter, warnings arose from some quarters that the economy was in danger of slipping back into recession. Such warnings were undoubtedly a factor in the Fed's decision to lower the federal funds rate one-quarter percentage point on July 6, 1995. Growth picked up again in the third quarter, when the economy expanded at an annual rate of 4.2%. But indications are that the fourth quarter numbers, when they're released in January, will show a return to slower growth. The Fed apparently thinks so. It lowered the federal funds rate another one-quarter percentage point on December 19, 1995, bringing it back down to 5.50%. At present, conditions appear stable, characterized by moderate growth, stable to declining interest rates and mild inflation.
Q. HOW DID YOU POSITION THE FUND DURING THE PERIOD?
A. The fund's average maturity a year ago December, when the period began, was 39 days. That's a rather defensive number and reflects my expectation at the time that interest rates were likely to go higher. However, after the Fed rate increase in February, I began extending the fund's average maturity out towards 60 days. By then, market expectations for higher rates struck me as too severe, and therefore unlikely to be realized. I shortened up slightly during the third quarter in response to a shift in the money market yield curve that favored shorter trades over longer trades. By year-end, however, I was back out around 70 days. That's anywhere from 10 to 15 days longer than most other funds in my competitive universe, and reflects my view that short-term rates are more likely to fall than rise over the next six months.
Q. HOW HAS THE COMPOSITION OF ASSETS CHANGED DURING THE PERIOD?
A. The percentage of variable rate instruments has risen slightly since last fall to around 23%. Variable rate securities have interest rates that reset at daily, weekly, monthly and quarterly intervals. Most of those the fund invests in are pegged to traditional money market interest rates, such as the federal funds rate, the prime rate and the London Interbank Offered Rate, or LIBOR. In the current environment, with interest rates likely to keep falling, I've tended to favor variable rate securities that reset quarterly over those that reset more frequently.
Q. WHAT'S THE OUTLOOK?
A. Not at all what it was a year ago, at least for the short-term. I'm basing my investment decisions on the likelihood of continued moderate growth, stable to declining interest rates and mild inflationary pressures. I think there's a good chance the Fed will lower interest rates at least one more time, possibly if and when the warring parties in Washington finally agree on a balanced budget. The Fed has long been an advocate of a balanced budget, and would likely respond to a credible agreement with a rate cut. On the other hand, with the economy expanding near the Fed's target growth rate and little chance of a recession, I don't expect further dramatic reductions in interest rates. That's why I'll likely keep the fund's average around 60 days, possibly longer. That puts the fund in a good position to benefit from stable to declining rates while leaving me with some flexibility to respond if market conditions suddenly change.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: income and share price stability by investing in high quality, short-term instruments
START DATE: April 1, 1982
SIZE: As of December 31, 1995, more than
$808 million
MANAGER: Robert Litterst, since 1992; manager,
Capital Reserves Money Market, Fidelity Cash
Reserves, Fidelity Money Market Trust:
Retirement Money Market, since 1992; joined
Fidelity in 1991
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.3%
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC BANKERS' ACCEPTANCES
CHEMICAL BANK
1/31/96 5.94% $ 524,312 $ 521,619
3/26/96 5.88  2,000,000  1,972,354
TOTAL BANKERS' ACCEPTANCES   2,493,973
CERTIFICATES OF DEPOSIT - 22.2%
NEW YORK BRANCH, EURODOLLAR, DOMESTIC BANKS - 0.6%
BANK OF NEW YORK
5/9/96 5.65  5,000,000  5,009,008
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 11.6%
BANQUE NATIONALE DE PARIS
2/9/96 5.80  1,000,000  1,001,059
BAYERISCHE HYPOTHEKEN-UND WESCHEL
4/12/96 5.77  10,000,000  10,000,281
BAYERISCHE LANDESBANK GIROZENTRALE
10/30/96 5.87  10,000,000  10,000,000
BAYERISCHE VEREINSBANK A.G.
1/4/96 5.95  10,000,000  10,000,000
COMMERZBANK, GERMANY
3/8/96 5.80  5,000,000  5,007,235
DEUTSCHE BANK, A.G.
4/22/96 5.77  5,000,000  5,000,000
DRESDNER BANK, A.G.
3/15/96 5.87  3,000,000  3,003,713
3/15/96 6.44  1,000,000  1,000,257
ROYAL BANK OF CANADA
3/27/96 5.75  5,000,000  5,000,000
SOCIETE GENERALE
1/16/96 5.84  5,000,000  5,000,000
SWISS BANK CORP.
2/29/96 5.73  15,000,000  15,000,000
3/25/96 5.75  5,000,000  5,000,000
5/6/96 5.47 (c)  10,000,000  10,000,000
WESTDEUTSCHE LANDESBANK
4/3/96 5.78  5,000,000  5,009,308
WESTPAC BANKING CORP.
4/3/96 5.68  5,000,000  5,010,707
  95,032,560
LONDON BRANCH, EURODOLLAR, DOMESTIC BANKS - 2.5%
CHEMICAL BANK
3/27/96 5.81  10,000,000  10,000,000
MORGAN GUARANTY TRUST CO.
2/7/96 5.78  5,000,000  5,000,104
4/4/96 5.74  5,000,000  5,000,564
  20,000,668
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 7.5%
ABN-AMRO BANK
3/13/96 5.72  3,000,000  3,000,975
4/22/96 5.70  1,000,000  1,000,104
ABBEY NATIONAL (UK), PLC
4/9/96 5.77  5,000,000  4,998,282
4/23/96 5.75  5,000,000  5,000,000

  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
BAYERISCHE HYPOTHEKEN-UND WESCHEL
2/26/96 5.74% $ 10,000,000 $ 10,000,115
2/28/96 5.74  5,000,000  5,000,081
DEUTSCHE BANK, A.G.
2/26/96 5.76  10,000,000  10,000,198
3/1/96 5.72  5,000,000  4,999,993
LANDESBANK HESSEN - THURINGEN
3/14/96 5.71  5,000,000  5,000,050
NORDDEUTSCHE LANDESBANK
4/29/96 5.70  2,000,000  2,000,324
ROYAL BANK OF SCOTLAND, PLC
3/18/96 5.71  5,000,000  5,000,000
TORONTO-DOMINION BANK
2/26/96 5.71  5,000,000  5,001,789
  61,001,911
TOTAL CERTIFICATES OF DEPOSIT   181,044,147
COMMERCIAL PAPER - 54.4%
A.H. ROBINS COMPANY, INCORPORATED
2/6/96 5.80  5,740,000  5,705,343
AT&T CAPITAL CORP.
2/5/96 5.78  4,000,000  3,976,566
2/5/96 5.78  6,000,000  5,964,788
3/8/96 5.63  4,000,000  3,957,297
3/27/96 5.58  10,000,000  9,865,556
AVCO FINANCIAL SERVICES, INC.
3/5/96 5.76  5,000,000  4,948,025
AMERICAN EXPRESS CREDIT CORP.
3/1/96 5.80  5,000,000  4,951,433
3/13/96 5.72  5,000,000  4,942,342
AMERICAN HOME PRODUCTS
2/2/96 5.79  9,500,000  9,448,679
2/6/96 5.85  2,000,000  1,987,851
2/7/96 5.85  1,000,000  993,765
3/7/96 5.77  8,300,000  8,211,264
4/3/96 5.71  4,000,000  3,940,888
AMERICAN TELEPHONE & TELEGRAPH
3/14/96 5.75  5,000,000  4,941,354
3/14/96 5.80  5,000,000  4,941,146
3/25/96 5.77  10,000,000  9,865,745
ASSOCIATES CORP. OF NORTH AMERICA
3/14/96 5.72  5,000,000  4,941,562
3/15/96 5.75  7,000,000  6,916,210
4/8/96 5.67  5,000,000  4,922,778
4/11/96 5.64  5,000,000  4,920,890
BENEFICIAL CORP.
2/13/96 5.86  5,000,000  4,963,750
BRADFORD & BINGLEY BUILDING SOCIETY
2/6/96 5.76  3,000,000  2,982,014
2/8/96 5.75  10,000,000  9,937,000
CIT GROUP HOLDINGS, INC.
1/2/96 5.90 (a)  5,000,000  4,996,787
2/15/96 5.87  5,000,000  4,962,792
2/16/96 5.77  5,000,000  4,962,000
COMMERCIAL PAPER - CONTINUED
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
CAISSE DES DEPOTS ET CONSIGNATIONS
1/26/96 5.80% $ 7,000,000 $ 6,969,813
CHEMICAL BANKING CORP.
3/15/96 5.69  5,000,000  4,940,890
CHRYSLER FINANCIAL CORPORATION
2/2/96 5.87  5,000,000  4,972,564
2/8/96 5.84  5,000,000  4,967,890
2/9/96 5.84  3,000,000  2,980,252
COMMERZBANK U.S. FINANCE, INC.
1/5/96 5.89  1,994,000  1,992,049
COMPAGNIE BANCAIRE
1/18/96 5.84  6,000,000  5,981,729
CORESTATES CAPITAL CORP.
1/2/96 5.84 (a)  5,000,000  5,000,000
1/8/96 5.83 (a)  5,000,000  5,000,000
1/8/96 5.86 (a)  5,000,000  4,999,827
DAKOTA
1/11/96 5.86  5,000,000  4,990,284
DU PONT (E.I.) DE NEMOURS & CO.
2/13/96 5.76  4,350,000  4,319,604
3/28/96 5.70  2,000,000  1,972,410
EIGER CAPITAL CORP.
1/30/96 5.85  5,000,000  4,975,006
ENTERPRISE FUNDING CORP.
1/19/96 6.02  2,144,000  2,136,853
FLEET FUNDING CORPORATION
1/18/96 5.84  1,045,000  1,041,801
FORD MOTOR CREDIT CORP.
2/15/96 5.77  5,000,000  4,962,792
4/4/96 5.77  4,000,000  3,939,947
GTE CORP.
1/17/96 5.91  5,000,000  4,985,326
GENERAL ELECTRIC CAPITAL CORP.
3/15/96 5.69  5,000,000  4,941,100
3/27/96 5.80  10,000,000  9,862,134
4/1/96 5.71  5,000,000  4,927,667
4/29/96 5.73  5,000,000  4,906,393
GENERAL MOTORS ACCEPTANCE CORP.
1/30/96 5.87  3,000,000  2,985,069
2/6/96 5.84  9,000,000  8,945,375
2/15/96 5.84  4,000,000  3,969,972
2/20/96 5.84  4,000,000  3,966,777
3/5/96 5.83  5,000,000  4,947,475
GLAXO WELLCOME, PLC
2/23/96 5.75  5,000,000  4,956,764
GOLDMAN SACHS GROUP, L.P. (THE)
3/18/96 5.75  9,000,000  8,888,412
HANSON FINANCE (UK), PLC
1/26/96 5.85  1,500,000  1,493,475
2/9/96 5.86  1,000,000  993,395
IBM CORP.
3/12/96 5.72  12,000,000  11,863,490
JOHN DEERE CAPITAL CORP.
4/26/96 5.73  5,000,000  4,908,714
LILLY (ELI) & CO.
4/8/96 5.54  5,000,000  4,924,305
5/6/96 5.53  8,000,000  7,845,831

  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
MERRILL LYNCH & CO., INC.
3/8/96 5.76% $ 9,250,000 $ 9,150,716
MORGAN STANLEY GROUP, INC.
1/2/96 6.08  10,000,000  9,994,933
1/25/96 5.83  12,000,000  11,950,167
5/16/96 5.95  5,000,000  4,890,807
NEW CENTER ASSET TRUST
2/16/96 5.81  5,000,000  4,961,667
2/28/96 5.82  5,000,000  4,952,083
NORWEST CORP.
3/13/96 5.71  5,000,000  4,942,445
NORWEST FINANCIAL
1/17/96 5.87  5,000,000  4,985,388
2/28/96 5.80  5,000,000  4,952,584
PHH CORP.
1/22/96 5.94  3,000,000  2,999,251
PREFERRED RECEIVABLES FUNDING CORP.
2/5/96 5.79  10,000,000  9,941,416
REXAM PLC
1/8/96 5.92  5,000,000  4,992,625
1/16/96 5.95  10,000,000  9,972,044
SEARS ROEBUCK ACCEPTANCE CORP.
2/7/96 5.80  8,000,000  7,950,427
2/21/96 5.81  5,000,000  4,958,042
SHERWOOD MEDICAL COMPANY
1/18/96 5.98  1,351,000  1,346,757
SOCIETE GENERALE NORTH AMERICA
3/4/96 5.75  10,000,000  9,898,167
TRANSAMERICA FINANCE CORP.
2/9/96 5.85  5,000,000  4,966,972
TEXTRON, INC.
1/10/96 5.98  2,000,000  1,996,364
WOOL INTERNATIONAL
2/27/96 5.84  4,250,000  4,210,507
TOTAL COMMERCIAL PAPER   443,616,572
FEDERAL AGENCIES (A) - 2.4%
FEDERAL FARM CREDIT BANK - AGENCY COUPONS - 0.6%
1/2/96 5.76  5,000,000  4,999,430
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 1.2%
1/4/96 5.60 (c)  5,000,000  4,996,700
3/20/96 5.69  5,000,000  4,996,948
  9,993,648
STUDENT LOAN MARKETING ASSOC. - AGENCY COUPONS - 0.6%
10/16/96 5.95  5,000,000  5,000,000
TOTAL FEDERAL AGENCIES   19,993,078
BANK NOTES - 7.6%
BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOC.
1/2/96 5.93 (a)  4,000,000  3,998,425
BANK OF NEW YORK - DELAWARE
10/30/96 5.88 (a)  8,000,000  8,000,000
BANK NOTES - CONTINUED
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
BOATMEN'S NATIONAL BANK OF ST. LOUIS
3/22/96 5.84%(a) $ 5,000,000 $ 4,998,063
COMERICA BANK-DETROIT
3/1/96 5.83 (a)  5,000,000  4,997,517
5/28/96 5.83  5,000,000  5,006,677
HUNTINGTON NATIONAL BANK
10/30/96 5.87 (a)  10,000,000  10,000,000
NATIONSBANK OF TEXAS
10/17/96 5.78  10,000,000  9,993,870
PNC BANK, N.A.
1/20/96 5.93 (a)  5,000,000  4,997,642
SEATTLE FIRST NATIONAL BANK
1/4/96 5.97 (a)  5,000,000  4,994,482
WACHOVIA BANK OF NORTH CAROLINA
1/26/96 5.71 (a)  5,000,000  4,996,865
TOTAL BANK NOTES   61,983,541
MASTER NOTES (A) - 1.7%
J.P. MORGAN SECURITIES
1/16/96 5.94  3,000,000  3,000,000
1/22/96 5.93  6,000,000  6,000,000
NORWEST CORP.
1/2/96 5.86  5,000,000  5,000,000
TOTAL MASTER NOTES   14,000,000
MEDIUM-TERM NOTES (A) - 6.6%
ABBEY NATIONAL TREASURY SERVICES (B)
3/9/96 5.69  10,000,000  10,000,000
BEAR STEARNS COS., INC.
1/11/96 5.82  5,000,000  5,001,190
BENEFICIAL CORP.
2/3/96 5.85  3,000,000  2,998,186
DEAN WITTER, DISCOVER & CO.
1/17/96 5.92  5,000,000  5,001,138
GENERAL ELECTRIC CAPITAL CORP.
1/2/96 5.78  5,000,000  4,999,670
GENERAL MOTORS ACCEPTANCE CORP.
2/7/96 6.00  3,000,000  3,000,000
2/22/96 5.87  6,000,000  6,001,174
GOLDMAN SACHS GROUP, L.P. (THE) (B)
3/1/96 5.91  3,000,000  3,000,000
MERRILL LYNCH & CO., INC.
2/27/96 6.95  5,000,000  5,007,264
NORWEST CORP.
3/10/96 5.83  6,000,000  6,000,000
TRANSAMERICA LIFE INSURANCE & ANNUITY CO.
3/15/96 5.84  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES   54,008,622
SHORT-TERM NOTES (A) - 4.6%
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
CAPITAL ONE FUNDING CORP.
1/8/96 5.83% $ 6,000,000 $ 6,000,000
1/8/96 5.83  3,648,000  3,648,000
SMM TRUST COMPANY (1995-B) (B)
1/2/96 6.03  2,500,000  2,500,000
SMM TRUST COMPANY (1995-D) (B)
1/27/96 5.99  4,000,000  4,000,000
SMM TRUST COMPANY (1995-I) (B)
1/29/96 5.80  6,000,000  5,999,284
SMM TRUST COMPANY (1995-J) (B)
1/15/96 5.96  11,000,000  11,000,000
SMM TRUST COMPANY (1995-N) (B)
2/8/96 5.93  3,000,000  3,000,000
SMM TRUST COMPANY (1995-P) (B)
3/15/96 5.86  1,000,000  1,000,000
TOTAL SHORT-TERM NOTES   37,147,284
REPURCHASE AGREEMENTS - 0.2%
 MATURITY
 AMOUNT
In a joint trading account
 (U.S. Government Obligations)
 dated 12/29/95 due 1/2/96:
  At 6.14%  $ 1,938,322  1,937,000
TOTAL INVESTMENTS - 100%  $ 816,224,217
Total Cost for Income Tax Purposes - $816,224,217

LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $40,499,284 or 5.0% of net assets.
3. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of approximately $78,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $1,937,000) - See accompanying               $ 816,224,217
schedule

Cash                                                                                                                 3,514,660

Receivable for investments sold                                                                                      70,000
Delayed delivery

Interest receivable                                                                                                  4,269,714

 TOTAL ASSETS                                                                                                        824,078,591

LIABILITIES

Payable for investments purchased                                                                    $ 14,998,205
Delayed delivery

Accrued management fee                                                                                147,208

Other payables and accrued expenses                                                                   59,193

 TOTAL LIABILITIES                                                                                                   15,204,606

NET ASSETS                                                                                                          $ 808,873,985

Net Assets consist of:

Paid in capital                                                                                                     $ 808,936,711

Accumulated net realized gain (loss) on investments                                                                  (62,726
                                                                                                                    )

NET ASSETS, for 808,936,711 shares outstanding                                                                      $ 808,873,985

NET ASSET VALUE, offering price                                                                                      $1.00
and redemption price per share ($808,873,985 (divided by) 808,936,711 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INTEREST INCOME                                                       $ 46,489,428

EXPENSES

Management fee                                          $ 1,881,213

Transfer agent fees                                      390,358

Accounting fees and expenses                             107,886

Non-interested trustees' compensation                    5,034

Custodian fees and expenses                              64,835

Registration fees                                        20,803

Audit                                                    28,200

Legal                                                    4,046

Miscellaneous                                            2,687

 TOTAL EXPENSES                                                        2,505,062

NET INTEREST INCOME                                                    43,984,366

NET REALIZED GAIN (LOSS)                                               16,876
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 44,001,242


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994


Operations                                                                             $ 43,984,366       $ 25,859,424
Net interest income

 Net realized gain (loss)                                                               16,876             (80,853)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        44,001,242         25,778,571

Distributions to shareholders from net interest income                                  (43,984,366)       (25,859,424)

Share transactions at net asset value of $1.00 per share                                1,212,453,074      1,187,546,448
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 43,984,366         25,859,424

 Cost of shares redeemed                                                                (1,196,186,142)    (817,822,836)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     60,251,298         395,583,036

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               60,268,174         395,502,183

NET ASSETS

 Beginning of period                                                                    748,605,811        353,103,628

 End of period                                                                         $ 808,873,985      $ 748,605,811



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993   1992   1991




Net asset value, beginning of period  $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations    .057        .042        .032        .038        .059
Net interest income

Less Distributions                   (.057)      (.042)      (.032)      (.038)      (.059)
From net interest income

Net asset value, end of period       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                       5.87%       4.25%       3.23%B      3.90%       6.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000
omitted)                             $ 808,874   $ 748,606   $ 353,104   $ 301,002   $ 271,123

Ratio of expenses to average net
assets                               .33%        .27%        .22%C       .24%        .38%

Ratio of net interest income to
average net assets                    5.72%       4.32%       3.16%       3.85%       5.93%

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S  SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES HAD NOT
BEEN REDUCED DURING THE PERIOD.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1995                       YEAR     YEARS    YEARS

HIGH INCOME                             20.72%   18.92%   11.47%

Merrill Lynch High Yield Master Index   19.91%   17.17%   11.77%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a broad measure of the high yield bond market. This benchmark includes reinvested dividends and capital gains, if any. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and ten year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
             VIP High IncomHigh Yield Maste
    12/31/85      10000.00           10000
    01/31/86      10123.85 10067.864366073
    02/28/86      10466.32 10495.670585261
    03/31/86      10724.48 10725.334976615
    04/30/86      10906.45 10892.823284035
    05/31/86      11072.99 11019.861585135
    06/30/86      11212.15 11131.494122108
    07/31/86      11178.06 10984.941853116
    08/31/86      11223.19 11187.665908229
    09/30/86      11318.50 11280.258500822
    10/31/86      11656.67 11478.716344331
    11/30/86      11694.04 11572.177980028
    12/31/86      11767.99 11634.670079636
    01/31/87      12197.01 11963.642396663
    02/28/87      12408.07 12161.152193149
    03/31/87      12521.09 12295.616862596
    04/30/87      12129.79 12027.477562887
    05/31/87      12017.03 11973.280874731
    06/30/87      12276.56 12138.794084187
    07/31/87      12289.69 12204.841360131
    08/31/87      12391.50 12327.139426116
    09/30/87      11960.00 12043.515358362
    10/31/87      11388.07 11721.732397927
    11/30/87      11723.48 12018.155100493
    12/31/87      11911.11 12177.743016054
    01/31/88      12302.71 12510.981544685
    02/29/88      12671.05 12850.461382885
    03/31/88      12580.01 12829.209328783
    04/30/88      12678.07 12866.262166603
    05/31/88      12659.22 12933.415497409
    06/30/88      12924.54 13180.697762609
    07/31/88      13059.08 13319.981671091
    08/31/88      12996.70 13363.749841992
    09/30/88      13100.89 13498.451523196
    10/31/88      13243.51 13708.759954494
    11/30/88      13192.94  13760.11250158
    12/31/88      13297.78 13818.338389584
    01/31/89      13617.33 14025.565668057
    02/28/89      13684.31  14119.81734294
    03/31/89      13508.47 14107.255719884
    04/30/89      13358.87 14148.890784983
    05/31/89      13605.70 14409.366704589
    06/30/89      13995.39 14613.512830236
    07/31/89      13903.25 14682.720262925
    08/31/89      13822.61 14755.245860195
    09/30/89      13338.96 14614.776892934
    10/31/89      12767.11 14383.611427127
    11/30/89      12777.86 14415.845025913
    12/31/89      12742.84 14402.809379345
    01/31/90      12461.16 14121.318417394
    02/28/90      12269.28 13915.671217292
    03/31/90      12139.83 14103.779547466
    04/30/90      12175.79 14175.436101631
    05/31/90      12425.97 14431.487801795
    06/30/90      12621.71   14711.0826697
    07/31/90      12816.66 15021.963089369
    08/31/90      12602.26 14446.893565921
    09/30/90      12303.44  13818.57540134
    10/31/90      12004.88 13466.928959676
    11/30/90      12286.47 13581.010618127
    12/31/90      12458.27 13776.703324485
    01/31/91      12722.59  13971.44798382
    02/28/91      13427.45  15008.45341929
    03/31/91      13903.22 15653.757426368
    04/30/91      14396.62  16211.20907597
    05/31/91      14608.07 16290.371002402
    06/30/91      14925.26 16618.079256731
    07/31/91      15489.14 17016.259006447
    08/31/91      15700.60 17373.909745923
    09/30/91      16053.02 17595.199721906
    10/31/91      16599.28 18118.047655164
    11/30/91      16740.25  18327.32903552
    12/31/91      16828.36 18540.244596132
    01/31/92      17727.05 19188.471748199
    02/29/92      18370.68  19665.02338516
    03/31/92      18964.52 19939.403994438
    04/30/92      19098.61 20084.534192896
    05/31/92      19328.48 20404.895082796
    06/30/92      19539.20 20658.418657565
    07/31/92      19922.32 21076.981418278
    08/31/92      20343.76 21356.023258754
    09/30/92      20554.47 21599.355328024
    10/31/92      20247.98 21326.554797118
    11/30/92      20497.01 21628.586777904
    12/31/92      20726.88 21907.075590949
    01/31/93      21282.41 22446.514347112
    02/28/93      21645.44 22871.397421312
    03/31/93      22144.95 23267.918088737
    04/30/93      22290.64 23434.932372646
    05/31/93      22623.65 23750.395019593
    06/30/93      23206.41 24196.609151814
    07/31/93      23435.35 24456.690051827
    08/31/93      23685.11 24689.830615599
    09/30/93      23768.36 24811.654658071
    10/31/93      24330.31 25279.041840475
    11/30/93      24559.25 25417.298698015
    12/31/93      24954.69 25671.454304133
    01/31/94      25787.21 26234.041208444
    02/28/94      25756.30 26045.379850841
    03/31/94      24888.62 25196.640753381
    04/30/94      24637.45  24902.19314878
    05/31/94      24683.12 24813.471748199
    06/30/94      24591.78 24904.800278094
    07/31/94      24683.12 25079.872961699
    08/31/94      24683.12 25254.076602199
    09/30/94      24865.78  25244.51712805
    10/31/94      24637.45 25308.668309948
    11/30/94      24431.95 25093.382631779
    12/31/94      24546.11 25372.503476172
    01/31/95      24820.12 25731.023258754
    02/28/95      25671.99  26533.86107951
    03/31/95      25991.66  26903.12539502
    04/30/95      26753.95 27533.023637972
    05/31/95      27442.47 28393.218303628
    06/30/95      27516.24 28610.084060169
    07/31/95      28180.17  28937.16028315
    08/31/95      28401.48 29112.785994185
    09/30/95      28868.69 29445.866514979
    10/31/95      29139.18 29654.594867905
    11/30/95      29286.72 29944.065225635
    12/29/95      29630.98 30424.725066363

Let's say you invested $10,000 in High Income Portfolio on December 31, 1985. By December 31, 1995, your investment would have grown to $29,631 - a 196.31% increase. That compares to $10,000 invested in the Merrill Lynch High Yield Master Index, which would have grown to $30,425 over the same period - a 204.25% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)    % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp. (various issues)                 4.3

American Financial Corp. (various issues)       3.9

Marvel Parent Holdings, Inc. (various issues)   3.4

Transtexas Gas Corp. (various issues)           2.7

Mother's Work, Inc. 12 5/8%, 8/1/05             2.2

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Media & Leisure      30.3

Retail & Wholesale   11.1

Basic Industries     10.6

Finance              7.5

Energy               6.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          0.0

Baa                 0.0

Ba                  8.9

B                   48.5

Caa, Ca, C          9.6

Nonrated            10.8

TABLE EXCLUDES SHORT-TERM INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1995, ACCOUNT FOR 6.6% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW HAS THE FUND PERFORMED, BARRY?
A. It did well relative to its peers and to its benchmark. For the 12 months ended December 31, 1995, the Merrill Lynch High Yield Master Index returned 19.91%.
Q. WHAT KIND OF YEAR WAS 1995 FOR THE HIGH-YIELD MARKET?
A. 1995 was very strong in absolute terms, but it was unusual in that it was the first time in several years that the high-yield bond market underperformed both the Treasury and stock markets. Some of the same factors that boosted the Treasury market - namely concerns about a slowing economy and fears of a recession - kept high-yield bonds from performing as well as Treasuries. That's because investors feared that a slowing economy would translate into lower earnings and deteriorating credit quality for some high-yield companies. In addition, a slight increase in the number of companies that defaulted on their debt last year - and rising expectations that the default rate will increase slightly in 1996 - caused the high-yield market to underperform the stock market.
Q. WAS THERE ANY PARTICULAR REASON THE FUND OUTPERFORMED BOTH ITS PEERS AND ITS BENCHMARK?
A. I think it's important to point out that the fund outperformed even though it was underweighted, relative to the index, in securities rated Ba. Those securities outperformed as a group due to their higher sensitivity to interest rates and the widening of credit spreads during the year. The key to the fund's better performance can be attributed to the strength of its individual holdings and its lower exposure to some sectors - like retail - which significantly underperformed. The fund's largest holding at the end of the period - PanAmSat Corp., which operates an international satellite communications system and provides satellite services to the broadcasting and business communications market, performed quite well. The company launched a third satellite and continued to have a large backlog of contracted time from companies, including ESPN and Viacom, for its existing and yet-to-be-launched satellites. Another of the fund's strong performers was Big Flower Press, a large specialty printer of advertising inserts, comics and television guides. I invested in the bonds and equity of this company, both of which did well as its fortunes improved.
Q. HOW DID THE FUND'S GAMING HOLDINGS DO?
A. Performance was mixed. On one hand, there were few new jurisdictions that approved gaming facilities in 1995. That lack of new competition and good growth in the Atlantic City market, in particular, helped many of our casino holdings. On the other hand, Harrah's Jazz was a disappointment. In November, the company filed for bankruptcy protection. I sold the bonds after the bankruptcy declaration. However, Harrah's problems don't appear to have had any residual effects on other casino holdings.
Q. WHAT TYPES OF INVESTMENTS DID YOU ADD OVER THE PAST SIX MONTHS?
A. I focused on finding smaller companies that didn't have much visibility in the market - meaning that few investors followed them. I bought companies in which I developed a high degree of confidence regarding their future business prospects. As an example, one recent addition to the fund was Mother's Work, the largest retailer of maternity clothes. In 1995, the company bought two of its primary competitors and now controls more than half of the country's maternity stores.
Q. WHAT'S YOUR OUTLOOK?
A. The high-yield market's performance will obviously be dependent on the health of the economy. And in my view, there's no way of knowing for sure what the environment will be. So I'll continue to look at each company, attempting to assess how it's likely to do in a variety of economic environments. I'll focus on finding companies that are properly capitalized, with sufficient financial flexibility and business fundamentals that can withstand a downturn in the economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 77.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp., Series C
 0%, 6/3 0/97 - $ 469,000 $ 584,329
RETAIL & WHOLESALE - 0.1%
GROCERY STORES - 0.1%
Farm Fresh, Inc.
 7 1/2%, 3/1/10  B3  1,686,000  988,434
TOTAL CONVERTIBLE BONDS   1,572,763
NONCONVERTIBLE BONDS - 77.4%
AEROSPACE & DEFENSE - 0.7%
RHI Holdings, Inc.
 11 7/8%, 3/1/99 B2  2,160,000  2,170,800
Wyman-Gordon Co.
 10 3/4%, 3/15/03 B1  4,490,000  4,714,500
  6,885,300
BASIC INDUSTRIES - 10.0%
CHEMICALS & PLASTICS - 2.6%
Acetex Corp.
 9 3/4%, 10/1/03 (e) B1  1,860,000  1,934,400
American Pacific Corp.
 11%, 2/21/02 (e) -  850,000  765,000
Atlantis Group, Inc.
 11%, 2/15/03 B2  9,610,000  8,456,800
NL Industries, Inc.
 11 3/4%, 10/15/03 B1  8,070,000  8,634,900
Pioneer Americas Acquisition
 Corp. 13 3/8%, 4/1/05 (e) B2  5,960,000  6,183,500
Trans Resources, Inc.
 14 1/2%, 9/1/96 B2  580,000  591,600
  26,566,200
IRON & STEEL - 1.3%
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B2  14,560,000  13,067,600
METALS & MINING - 1.9%
International Wire Group, Inc.
 11 3/4%, 6/1/05 B3  5,850,000  5,630,625
Kaiser Aluminum & Chemical
 Corp. 12 3/4%, 2/1/03 B2  12,050,000  13,194,750
  18,825,375
PACKAGING & CONTAINERS - 0.4%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Caa  6,840,000  3,026,700
Gaylord Container
 0%, 5/15/05 (c) Caa  600,000  586,500
  3,613,200
PAPER & FOREST PRODUCTS - 3.8%
Rapp International Finance Co. BV
 yankee 13 1/4%, 12/15/05 Ba3  12,280,000  12,065,100
Stone Container Corp.:
 9 7/8%, 2/1/01 B1  2,950,000  2,868,875
 10 3/4%, 10/1/02 B1  900,000  931,500
 11 1/2%, 10/1/04 B1  1,120,000  1,120,000

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Tembec Finance Corp. yankee
 9 7/8%, 9/30/05 B1 $ 13,120,000 $ 12,939,600
Williamhouse Regency
 Delaware, Inc.
 13%, 11/15/05 (e) B3  8,500,000  8,903,750
  38,828,825
TOTAL BASIC INDUSTRIES   100,901,200
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  9,155,000  7,781,750
 0%, 8/1/05 (c) Caa  1,955,000  1,114,350
  8,896,100
CONSTRUCTION & REAL ESTATE - 1.1%
CONSTRUCTION - 0.9%
Continental Homes Holding
 Corp. sr. notes
 12%, 8/1/99 Ba3  3,000,000  3,232,500
UDC Homes, Inc.:
 Series A, 12 1/2%, 5/1/00 -  800,000  756,000
 Series B, 12 1/2%, 5/1/00 -  40,000  37,800
WCI Communities LP
 17%, 7/24/98 (d) -  5,000,000  5,000,000
  9,026,300
REAL ESTATE - 0.2%
Littlefield Co. 10%, 9/30/97 (d) -  2,750,000  1,988,525
TOTAL CONSTRUCTION & REAL ESTATE   11,014,825
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.0%
Harvard Industries, Inc.
 11 1/8%, 8/1/05 B3  9,870,000  9,870,000
TEXTILES & APPAREL - 1.7%
Hat Brands, Inc.,:
 Series B, 12 5/8%, 9/15/02 -  1,520,000  1,596,000
 Series D, 12 5/8%, 9/15/02 -  680,000  714,000
Interface, Inc.
 9 1/2%, 11/15/05 (e) Ba3  10,070,000  10,384,688
Leslie Fay Cos., Inc. (d)(g):
 9.53%, 1/15/00  -  676,319  405,791
 10.54%, 1/15/02  -  611,353  213,974
United States Leather, Inc.
 10 1/4%, 7/31/03 B2  6,010,000  4,357,250
  17,671,703
TOTAL DURABLES   27,541,703
ENERGY - 5.1%
OIL & GAS - 5.1%
Harcor Energy, Inc., Series B,
 14 7/8%, 7/15/02 B3  15,000,000  14,536,079
Plains Resources, Inc.,
 12%, 8/15/99 B3  2,257,000  2,369,850
Transamerican Refining Corp.
 16 1/2%, 2/15/02 (f) Caa  7,590,000  7,134,600
Transtexas Gas Corp.
 11 1/2%, 6/15/02 B2  23,235,000  23,873,963
Vintage Petroleum, Inc.
 9%, 12/15/05 B1  3,500,000  3,552,500
  51,466,992
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 4.6%
INSURANCE - 4.0%
American Financial Corp.:
 9 3/4%, 4/20/04 Ba3 $ 21,340,000 $ 22,220,276
American Life Holdings
 11 1/4%, 9/15/04 B1  13,350,000  14,017,500
Americo Life, Inc.
 9 1/4%, 6/1/05 Ba2  3,900,000  3,705,000
  39,942,776
SAVINGS & LOANS - 0.6%
First Nationwide Holdings, Inc.
 12 1/4%, 5/15/01 Ba3  5,790,000  6,426,900
SECURITIES INDUSTRY - 0.0%
ECM Corp. 14%, 6/1/02 (e) -  489,990  538,989
TOTAL FINANCE   46,908,665
HEALTH - 0.8%
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Wright Medical Technology, Inc.,
 Series B, 10 3/4%, 7/1/00 B3  7,450,000  7,636,250
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Howmet Corp.
 10%, 12/1/03 (e) B3  1,910,000  2,005,500
MVE, Inc.
 12 1/2%, 2/15/02 B3  5,595,000  5,511,075
Specialty Equipment Cos., Inc.
 11 3/8%, 12/1/03 B3  10,640,000  10,799,600
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B3  1,484,000  1,495,130
 10 3/4%, 11/1/03  Caa  5,756,000  5,770,390
  25,581,695
POLLUTION CONTROL - 0.9%
Norcal Waste System, Inc.
 12 1/2%, 11/15/05 (e)(f) B3  8,890,000  8,978,900
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,560,595
MEDIA & LEISURE - 23.5%
BROADCASTING - 7.2%
Bell Cablemedia PLC
 0%, 9/15/05 (c)(e) B2  14,500,000  9,098,750
Chancellor Broadcasting
 12 1/2%, 10/1/04 B3  10,570,000  11,309,900
Citicasters, Inc.
 9 3/4%, 2/15/04 B-  7,812,000  7,968,240
Cooke Media Group, Inc.
 11 5/8%, 4/1/99 -  350,000  332,500
Diamond Cable Communications
 PLC yankee 0%,
 12/15/05 (c) B3  5,920,000  3,478,000
NWCG Holdings Corp.
 0%, 6/15/99 Caa  18,695,000  12,806,075
Peoples Choice TV Corp.
 Unit 0%, 6/1/04 (c) Caa  20,380,000  11,871,350

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Robin Media Group, Inc.
 11 1/8%, 4/1/97 - $ 12,340,000 $ 12,340,000
Telewest PLC
 0%, 10/1/07 (c) B1  5,330,000  3,151,363
  72,356,178
LEISURE DURABLES & TOYS - 1.3%
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  5,890,000  6,361,200
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  6,457,500
  12,818,700
LODGING & GAMING - 8.4%
Bally Gaming International, Inc.
 10 3/8%, 7/15/98 -  3,000,000  3,090,000
Boyd Gaming Corp.
 10 3/4%, 9/3/03 B2  3,320,000  3,481,850
Casino America, Inc.
 11 1/2%, 11/15/96 B1  590,000  554,600
GNF Corp., Series B,
 10 5/8%, 4/1/03 B2  2,840,000  2,648,300
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  14,690,000  15,314,325
HMH Properties, Inc., Series B,
 9 1/2%, 5/15/05 (e) B1  13,470,000  13,739,400
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  8,500,000  7,735,000
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 (e) -  5,000,000  4,993,750
Maritime Group Ltd. pay-in-kind
 14%, 2/15/97 (g) -  1,648,399  296,712
Mohegan Tribal Gaming
 Authority 13 1/2%,
 11/15/02 (e) -  8,880,000  9,634,800
Players International, Inc.
 10 7/8%, 4/15/05 Ba3  18,180,000  17,043,750
President Riverboat Casinos
 13%, 9/15/01 B1  8,210,000  6,732,200
  85,264,687
PUBLISHING - 3.4%
Marvel Holdings, Inc., Series B
 0%, 4/15/98 B3  25,350,000  18,125,250
Marvel Parent Holdings, Inc.
 0%, 4/15/98 B3  22,440,000  16,280,220
  34,405,470
RESTAURANTS - 3.2%
Cafeteria Operators LP:
 11%, 6/30/98 (d) -  5,548,126  943,181
 12%, 12/31/01 -  1,451,874  115,177
Host Marriott Travel Plazas, Inc.,
 Series B, 9 1/2%, 5/15/05 B1  20,690,000  20,457,238
SC International Services, Inc.
 13%, 10/1/05 B3  10,640,000  11,278,400
  32,793,996
TOTAL MEDIA & LEISURE   237,639,031
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 3.3%
FOODS - 1.4%
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  3,430,000  3,258,500
 Series B
  11 1/8%, 10/1/02 B3  6,780,000  6,576,600
  11 1/4%, 8/15/03 Caa  4,610,000  4,102,900
  13,938,000
HOUSEHOLD PRODUCTS - 1.9%
McAndrews & Forbes Group, Inc.
 12 1/4%, 7/1/96 -  1,360,000  1,366,800
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  7,230,000  7,410,750
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  14,140,000  10,481,275
  19,258,825
TOTAL NONDURABLES   33,196,825
RETAIL & WHOLESALE - 10.6%
APPAREL STORES - 4.8%
Apparel Retailers, Inc.
 0%, 8/15/05 (c) Caa  11,230,000  6,513,400
Lamonts Apparel, Inc.
 10 1/4%, 11/1/99 (e)(g) -  2,201,000  550,250
Mother's Work, Inc.
 12 5/8%, 8/1/05 B3  22,500,000  22,106,250
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,890,000  2,687,700
 11%, 8/15/03 B3  12,220,000  10,875,800
 Series D, 11%, 8/15/03 B-  6,750,000  6,007,500
  48,740,900
GROCERY STORES - 4.1%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  22,750,000  10,578,750
Ralph's Grocery Co. :
 10.45%, 6/15/04 B1  6,470,000  6,567,050
 11%, 6/15/05 B3  9,970,000  9,870,300
Star Markets, Inc.
 13%, 11/1/04 B3  13,905,000  14,148,338
  41,164,438
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Alliance Entertainment Corp.,
 Series B, 11 1/4%, 7/15/05 B3  12,780,000  12,859,875
Barry's Jewelers, Inc.
 11%, 12/22/00 -  1,139,000  1,116,220
Finlay Fine Jewelry Corp.
 10 5/8%, 5/1/03 B1  3,460,000  3,287,000
  17,263,095
TOTAL RETAIL & WHOLESALE   107,168,433

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
SERVICES - 5.0%
LEASING & RENTAL - 1.1%
GPA Delaware, Inc.:
 8 1/2%, 3/3/97 - $ 3,500,000 $ 3,412,500
 8 3/4%, 12/15/98 Caa  4,960,000  4,625,200
 8 5/8%, 1/15/99 -  2,600,000  2,353,000
Scotsman Holdings, Inc.
 pay-in-kind 11%, 3/1/04 -  1,258,343  1,099,339
  11,490,039
PRINTING - 2.4%
Big Flower Press :
 10 3/4%, 8/1/03 B2  4,865,000  5,205,550
 Class A, 10 3/4%, 8/1/03 B3  3,219,000  3,444,330
 Class B, 10 3/4%, 8/1/03 B2  967,000  1,034,690
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05  Caa  14,830,000  14,422,175
  24,106,745
SERVICES - 1.5%
Protection One Alarm
 Monitoring, Inc. 13 5/8%,
 6/30/05 Caa  18,300,000  14,823,000
TOTAL SERVICES   50,419,784
TECHNOLOGY - 0.6%
COMMUNICATIONS EQUIPMENT - 0.6%
Echostar Communications Corp.
 0%, 6/1/04 (c) Caa  9,000,000  6,030,000
TRANSPORTATION - 3.4%
AIR TRANSPORTATION - 2.1%
Trans World Airlines, Inc.
 12%, 11/3/98 -  1,260,000  1,102,500
US Air Inc.:
 Series 1993-A1 Pass Thru
 Trust 8 5/8%, 9/1/98 B1  5,000,000  4,900,000
 10 3/8%, 3/1/13 B1  15,975,000  15,016,500
  21,019,000
RAILROADS - 1.2%
Transtar Holdings L.P./Transtar
 Cap Corp., Series B,
 0%, 12/15/03 (c) B-  17,941,000  12,199,880
TRUCKING & FREIGHT - 0.1%
Burlington Motor Holdings, Inc.
 11 1/2%, 11/1/03 (g) Ca  4,750,000  855,000
TOTAL TRANSPORTATION   34,073,880
UTILITIES - 1.8%
CELLULAR - 0.7%
Comunicaciones Celulares SA
 Unit 0%, 11/15/03 (c)(e) B3  12,000,000  6,810,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B3  210,000  207,900
  7,017,900
ELECTRIC UTILITY - 0.1%
El Paso Funding Corp.
 lease oblig. (g):
 9 3/8%, 10/1/96 Ca  790,000  537,200
 9.20%, 7/2/97 Ca  380,000  256,500
  793,700
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 1.0%
Winstar Communications, Inc.
 Unit 0%, 10/15/05 (c)(e) - $ 6,550,000 $ 10,398,125
TOTAL UTILITIES   18,209,725
TOTAL NONCONVERTIBLE BONDS   782,549,308
TOTAL CORPORATE BONDS
 (Cost $780,639,572)   784,122,071
COMMERCIAL MORTGAGE SECURITIES - 0.2%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (e)(g) -  1,350,000  243,000
SKW Real Estate LP commercial
 Series II Class E, 11%,
 4/15/05 (e) B  1,500,000  1,507,500
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $1,762,853)   1,750,500
COMMON STOCKS - 5.3%
 SHARES
BASIC INDUSTRIES - 0.6%
METALS & MINING - 0.5%
Kaiser Aluminum Corp. (a)  383,500  4,985,500
PAPER & FOREST PRODUCTS - 0.1%
Mail-Well Holdings, Inc. (a)(e)  26,279  308,778
Repap Enterprises, Inc. (a)  300,000  1,319,310
  1,628,088
TOTAL BASIC INDUSTRIES   6,613,588
DURABLES - 0.1%
HOME FURNISHINGS - 0.0%
Polyvision Corp. (a)  2,993  6,173
TEXTILES & APPAREL - 0.1%
Hat Brands, Inc. (warrants) (a)(d)  27,466  302,121
HM/Hat Brands Trust Class I Unit (a)(d)  340,000  340,000
  642,121
TOTAL DURABLES   648,294
ENERGY - 0.9%
OIL & GAS - 0.9%
Flores & Rucks, Inc. (a)  341,400  4,950,300
Harcor Energy, Inc. (warrants) (a)  330,000  382,807
TransTexas Gas Corp. (a)  275,300  3,716,550
  9,049,657
FINANCE - 1.7%
INSURANCE - 1.7%
American Financial Group, Inc.   565,800  17,327,625

 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (e)  3,000 $ 300,000
TOTAL FINANCE   17,627,625
HEALTH - 0.1%
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
MVE, Inc. (warrants) (a)  10,555  158,325
Wright Medical
 Technology, Inc. (warrants) (a)  1,976  335,970
  494,295
HOLDING COMPANIES - 0.1%
SDW Holdings Corp.(a)
 Unit (e)  4,450  1,335,000
 (warrants)  3,720  18,600
  1,353,600
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. Class A (warrants) (a) 57,599 230,396 INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Terex Corp. (rights)  (a)(d)  3,150  315
Thermadyne Holdings Corp. (a)  65,419  1,185,719
  1,186,034
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,416,430
MEDIA & LEISURE - 1.1%
BROADCASTING - 0.3%
PanAmSat Corp. (a)  115,300  2,543,806
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)
 $2.00 (warrant) (d)   232,000  11,600
 $2.72 (warrant) (d)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc.(a)(e):
 Series H (warrants)  10,250  820,000
 Series I (warrants)  5,890  147,250
  967,250
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants)(a)  90,000  483,750
Horseshoe Gaming LLC (warrants) (a)  2,500,000  25,000
Host Marriott Corp. (a)  389,800  5,164,850
Maritime Group Ltd. (warrants) (a)  17,880  179
Motels of America, Inc. (a)  3,000  225,000
Sun International Hotels Ltd. (a)  30,570  1,008,810
Sun Internaitonal Hotels Ltd. Class B (a)  6,418  211,794
  7,119,383
PUBLISHING - 0.0%
General Media, Inc. (warrants) (a)  1,310  6,550
TOTAL MEDIA & LEISURE   10,659,677
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. (a)  35,870  2,242
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
  2,243
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.4%
FF Holdings Corp. (a)(d)  33,900 $ 67,800
MAFCO (warrants) (a)  59  -
Food 4 Less Holdings, Inc.
 (warrants)  (a)(d)  9,348  283,712
Stop & Shop Companies, Inc. (a)  150,300  3,475,688
  3,827,200
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (a)  45,576  182,304
Barry's Jewelers, Inc. (warrants) (a)  5,697  1,424
  183,728
TOTAL RETAIL & WHOLESALE   4,013,171
SERVICES - 0.1%
LEASING & RENTAL - 0.0%
Scotsman Holdings, Inc. (a)  8,689  119,908
SERVICES - 0.1%
Protection One, Inc. (warrants) (a) 74,560 410,080 Vestar/LPA Investment Corp. (a) 5,177 93,186
  503,266
TOTAL SERVICES   623,174
TECHNOLOGY - 0.1%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Communications Corp. Class A  40,500  982,125
ELECTRONICS - 0.0%
Berg Electronics Holdings Corp. (a)(e)  20,853  125,118
TOTAL TECHNOLOGY   1,107,243
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Eastern Utilities Associates  3  71
Northeast Utilities Associates (warrants) (a)  21,789  29,960
  30,031
GAS - 0.0%
UGI Corp. (warrants) (a)  14,033  2,104
TOTAL UTILITIES   32,135
TOTAL COMMON STOCKS
 (Cost $45,860,829)   53,638,889
PREFERRED STOCKS - 8.2%
CONVERTIBLE PREFERRED STOCKS - 0.3%
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. (a)  4,065  3,252
SERVICES - 0.3%
La Petite Holdings Corp. exchangeable (a)  160,800  3,216,000
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. 8% cumulative  1,594  71,730
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.  1,511  61,762
TOTAL CONVERTIBLE PREFERRED STOCKS   3,352,744

 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - 7.9%
BASIC INDUSTRIES - 0.0%
PAPER & FOREST PRODUCTS - 0.0%
S D Warren Co. exchangeable
 pay-in-kind  3,720 $ 117,180
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Harvard Industries, Inc. pay-in-kind $14.25  25,979  681,949
ENERGY - 0.4%
OIL & GAS - 0.4%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  1,321,942  3,827,222
Gulf Canada Resources Ltd. (d)   31,009  89,151
  3,916,373
FINANCE - 1.2%
SAVINGS & LOANS - 1.2%
First Nationwide Bank 11 1/2%,  103,582  11,627,080
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8%  (a)(d)  1,589  1,015,927
MEDIA & LEISURE - 5.7%
BROADCASTING - 5.7%
Cablevision System Corp., Series G
 exchangeable pay-in-kind (e)  159,107  16,467,575
PanAmSat Corp. 12 3/4% pay-in-kind  36,616  41,009,920
  57,477,495
TECHNOLOGY - 0.5%
ELECTRONICS - 0.5%
Berg Electronics Holding Corp., Series E,
 $3.4687 pay-in-kind  168,137  4,707,832
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.   2,467  60,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS   79,604,586
TOTAL PREFERRED STOCKS
 (Cost $77,990,307)   82,957,330
PURCHASED BANK DEBT - 0.1%
 PRINCIPAL
 AMOUNT
Leslie Fay Cos., Inc.:
 term loan - $ 777,600  466,560
 revolving loan -  685,856  411,514
TOTAL PURCHASED BANK DEBT
 (Cost $1,190,771)   878,074
REPURCHASE AGREEMENTS - 8.6%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 87,453,390 $ 87,396,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $994,840,332) $ 1,010,742,864
LEGEND
1. Non-income producing
2. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
SECURITY DATE COST
Ampex Corp. 8%  2/16/95 $ 834,225
Cafeteria Operators LP
 11%, 6/30/98  6/24/93 $ 4,438,501
FF Holdings Corp.  10/2/92
  to 1/14/94 $ 135,752
Food 4 Less Holdings,  12/30/92
 Inc. (warrants) to 5/17/93 $ 229,281
Gulf Canada Resources Ltd.  10/15/93 $ 76,940
Hat Brands, Inc. (warrants)  9/2/92
  to 2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Leslie Fay Cos., Inc.:
 9.53%, 1/15/00  7/19/93 $ 512,312
 10.54%, 1/15/02  7/19/93
  to 11/11/93 $ 404,156
Littlefield Co.
 10%, 9/30/97  2/28/94 $ 2,750,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
Terex Corp. (rights)  7/29/92 $ -
WCI Communities LP
  17%, 7/24/98  7/24/95 $ 4,937,231
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $116,174,023 or 11.2% of net assets.
6. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,312,680,785 and $949,022,493, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,896 for the period (see
Note 3 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 8.9% BB 16.6%
B 48.5% B 46.4%
Caa 9.4% CCC 2.4%
Ca, C 0.2% CC, C 0.0%
  D 0.2%
The percentage not rated by either S&P or Moody's amounted to 6.6% including long-term debt categorized as other securities. FMR has determined that unrated debt securities that are lower quality account for 6.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $996,121,824. Net unrealized appreciation aggregated $14,621,040, of which $38,646,371 related to appreciated investment securities and $24,025,331 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $87,396,000) (cost $994,840,332) -        $ 1,010,742,864
See accompanying schedule

Cash                                                                                                               254

Receivable for investments sold                                                                                    6,165,833

Receivable for fund shares sold                                                                                    7,120,279

Dividends receivable                                                                                               517,158

Interest receivable                                                                                                16,852,344

Other receivables                                                                                                 3,728

 TOTAL ASSETS                                                                                                     1,041,402,460

LIABILITIES

Payable for investments purchased                                                                     $ 495,248

Payable for fund shares redeemed                                                                      170,468

Accrued management fee                                                                                507,064

Other payables and accrued expenses                                                                   230,122

 TOTAL LIABILITIES                                                                                                 1,402,902

NET ASSETS                                                                                                        $ 1,039,999,558

Net Assets consist of:

Paid in capital                                                                                                   $ 927,473,751

Undistributed net investment income                                                                               76,334,012

Accumulated undistributed net realized gain (loss) on investments and foreign                                     20,293,833
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          15,897,962
and assets and liabilities in foreign currencies

NET ASSETS, for 86,302,481 shares outstanding                                                                     $ 1,039,999,558

NET ASSET VALUE, offering price and redemption price per share ($1,039,999,558 (divided by) 86,302,481 shares)     $12.05


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 5,754,603
Dividends

Interest                                                                          76,991,507

 TOTAL INCOME                                                                     82,746,110

EXPENSES

Management fee                                                     $ 4,956,133

Transfer agent fees                                                 427,444

Accounting fees and expenses                                        266,623

Non-interested trustees' compensation                               3,485

Custodian fees and expenses                                         12,918

Registration fees                                                   126,417

Audit                                                               43,210

Legal                                                               35,431

Interest                                                            2,621

Miscellaneous                                                       2,484

 Total expenses before reductions                                   5,876,766

 Expense reductions                                                 (9,702        5,867,064
                                                                   )

NET INVESTMENT INCOME                                                             76,879,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              21,707,506

 Foreign currency transactions                                      (1,190        21,706,316
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              49,316,944

 Assets and liabilities in                                          (756          49,316,188
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   71,022,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 147,901,550


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                     $ 76,879,046      $ 43,091,356
Net investment income

 Net realized gain (loss)                                                                         21,706,316        (726,075)

 Change in net unrealized appreciation (depreciation)                                            49,316,188        (49,793,238)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  147,901,550       (7,427,957)

Distributions to shareholders                                                                     (43,871,918)      (30,631,598)
From net investment income

 From net realized gain                                                                           -                 (15,525,605)

 TOTAL DISTRIBUTIONS                                                                              (43,871,918)      (46,157,203)

Share transactions                                                                                747,404,302       498,543,147
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    43,871,918        46,157,203

 Cost of shares redeemed                                                                         (424,723,050)     (385,629,739)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          366,553,170       159,070,611

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         470,582,802       105,485,451

NET ASSETS

 Beginning of period                                                                              569,416,756       463,931,305

 End of period (including undistributed net investment income of $76,334,012 and
$42,834,969, respectively)                                                                       $ 1,039,999,558   $ 569,416,756

OTHER INFORMATION
Shares

 Sold                                                                                             66,375,373        45,102,882

 Issued in reinvestment of distributions                                                          4,326,619         4,073,892

 Redeemed                                                                                         (37,385,468)      (34,899,979)

 Net increase (decrease)                                                                          33,316,524        14,276,795



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991





Net asset value, beginning of period                  $ 10.750      $ 11.990    $ 10.820    $ 9.550     $ 7.070

Income from Investment Operations                      .856          .770        .728        .790        .890
Net investment income

 Net realized and unrealized gain (loss)               1.224         (.910)      1.332       1.290       1.590

 Total from investment operations                      2.080         (.140)      2.060       2.080       2.480

Less Distributions                                     (.780)        (.730)      (.794)      (.810)      -
From net investment income

 In excess of net investment income                     -             -           (.036)      -           -

 From net realized gain                                -             (.370)      (.060)      -           -

 Total distributions                                   (.780)        (1.100)     (.890)      (.810)      -

Net asset value, end of period                         $ 12.050      $ 10.750    $ 11.990    $ 10.820    $ 9.550

TOTAL RETURN A, B                                      20.72%        (1.64)%     20.40%      23.17%      35.08%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591   $ 70,060

Ratio of expenses to average net assets                .71%          .71%        .64%        .67%        .97%
                                                                            D

Ratio of net investment income to average net assets   9.32%         8.75%       8.69%       10.98%      12.94%

Portfolio turnover rate                                132%          122%        155%        160%        154%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
D FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995    YEAR     YEARS    FUND

Equity-Income        35.09%   21.32%   13.33%

S&P 500              37.58%   16.60%   14.46%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare these figures to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, October 9, 1986.
If Fidelity had not reimbursed certain fund expenses, the fund's past five year and life of fund total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
             VIP Equity IncomStandard & Poor'
    10/09/86        10000.00        10000.00
    10/31/86        10110.00        10329.97
    11/30/86        10330.00        10580.99
    12/31/86        10020.00        10311.18
    01/31/87        11170.00        11700.09
    02/28/87        11430.00        12162.25
    03/31/87        11720.18        12513.74
    04/30/87        11428.43        12402.36
    05/31/87        11498.86        12510.26
    06/30/87        11738.55        13142.03
    07/31/87        12185.73        13808.33
    08/31/87        12521.12        14323.38
    09/30/87        12258.32        14009.70
    10/31/87         9866.20        10992.01
    11/30/87         9424.74        10086.27
    12/31/87         9906.52        10853.84
    01/31/88        10611.13        11310.78
    02/29/88        11136.95        11837.86
    03/31/88        10943.07        11472.07
    04/30/88        11124.21        11599.41
    05/31/88        11273.39        11700.33
    06/30/88        11914.76        12237.37
    07/31/88        11893.18        12190.87
    08/31/88        11688.12        11776.38
    09/30/88        12035.42        12278.06
    10/31/88        12243.12        12619.39
    11/30/88        12046.36        12438.93
    12/31/88        12156.33        12656.61
    01/31/89        12907.13        13583.07
    02/28/89        12840.88        13244.86
    03/31/89        13119.01        13553.46
    04/30/89        13625.32        14256.89
    05/31/89        14030.37        14834.29
    06/30/89        14039.98        14749.73
    07/31/89        14858.50        16081.64
    08/31/89        15097.24        16396.84
    09/30/89        14927.51        16329.61
    10/31/89        14066.31        15950.76
    11/30/89        14146.69        16276.16
    12/31/89        14264.74        16666.78
    01/31/90        13301.38        15548.44
    02/28/90        13380.20        15749.02
    03/31/90        13402.27        16166.37
    04/30/90        12937.59        15762.21
    05/31/90        13793.57        17299.02
    06/30/90        13656.23        17181.39
    07/31/90        13322.25        17126.41
    08/31/90        12258.45        15578.18
    09/30/90        11307.54        14819.52
    10/31/90        11019.21        14755.80
    11/30/90        11808.98        15709.03
    12/31/90        12083.75        16147.31
    01/31/91        12731.78        16851.33
    02/28/91        13608.52        18056.20
    03/31/91        13890.81        18493.16
    04/30/91        13955.72        18537.54
    05/31/91        14721.66        19338.37
    06/30/91        14119.72        18452.67
    07/31/91        14920.19        19312.56
    08/31/91        15235.12        19770.27
    09/30/91        15130.56        19440.11
    10/31/91        15382.51        19700.60
    11/30/91        14719.47        18906.67
    12/31/91        15882.70        21069.59
    01/31/92        16097.15        20677.70
    02/29/92        16619.87        20946.51
    03/31/92        16416.22        20538.05
    04/30/92        16930.49        21141.87
    05/31/92        17065.83        21245.47
    06/30/92        16916.41        20928.91
    07/31/92        17434.82        21784.90
    08/31/92        17052.84        21338.31
    09/30/92        17229.86        21590.10
    10/31/92        17436.12        21665.67
    11/30/92        18068.66        22404.47
    12/31/92        18564.83        22680.04
    01/31/93        19119.01        22870.55
    02/28/93        19548.49        23181.59
    03/31/93        20131.05        23670.73
    04/30/93        20047.35        23097.89
    05/31/93        20410.07        23716.92
    06/30/93        20650.14        23785.70
    07/31/93        20931.09        23690.55
    08/31/93        21731.81        24588.43
    09/30/93        21648.73        24399.09
    10/31/93        21846.69        24904.16
    11/30/93        21464.91        24667.57
    12/31/93        21961.06        24966.04
    01/31/94        22928.26        25814.89
    02/28/94        22337.82        25115.31
    03/31/94        21403.32        24020.28
    04/30/94        22140.85        24327.74
    05/31/94        22351.57        24726.71
    06/30/94        22213.48        24120.91
    07/31/94        22955.44        24912.07
    08/31/94        24136.53        25933.47
    09/30/94        23741.11        25298.10
    10/31/94        24228.42        25867.31
    11/30/94        23436.54        24925.22
    12/31/94        23512.77        25294.86
    01/31/95        23880.40        25950.76
    02/28/95        24790.97        26962.06
    03/31/95        25646.99        27757.71
    04/30/95        26360.31        28575.17
    05/31/95        27154.68        29717.32
    06/30/95        27544.83        30407.65
    07/31/95        28604.87        31415.97
    08/31/95        28963.65        31494.83
    09/30/95        29925.22        32823.91
    10/31/95        29580.88        32706.73
    11/30/95        30859.87        34142.55
    12/29/95        31763.97        34800.14

Let's say you invested $10,000 in Equity-Income Portfolio on October 9, 1986, when the fund started. By December 31, 1995, your investment would have grown to $31,764 - a 217.64% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $34,800 over the same period - a 248% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Philip Morris Companies, Inc.           4.7

Federal National Mortgage Association   3.5

General Electric Co.                    2.4

NYNEX Corp.                             1.9

Citicorp                                1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Finance                            19.2

Nondurables                        10.0

Utilities                          7.8

Industrial Machinery & Equipment   6.8

Health                             6.6

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 8.699999999999999
Row: 1, Col: 3, Value: 81.90000000000001
Stocks  81.9%
Bonds  8.7%
Short-term investments 9.4%
FOREIGN INVESTMENTS 3.4%
*
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with Bettina Doulton, Portfolio Manager of Equity-Income
Portfolio
Q. HOW DID THE FUND PERFORM, BETTINA?
A. Compared to its peers, the fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow - led by the technology and finance sectors, as well as large-cap and blue-chip stocks - and many funds did not beat the performance of the index during the past 12 months.
Q. WHAT HELPED THE FUND'S PERFORMANCE?
A. The fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volumes and profits in its international tobacco business.
Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?
A. The fund's finance investments are fairly diverse. I pick the stocks for the fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae - the Federal National Mortgage Association - was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the fund's insurance stocks - GenRe, American International Group, Aetna and CIGNA - contributed well to the fund's return.
Q. HOW ABOUT TELEPHONE UTILITIES?
A. I've owned several of the regional Bell operating companies (RBOCs), such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.
Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older, most profitable stores, converting them into so-called super centers - general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process - as well as the difficult retail environment - was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries - broadly based pollution control companies - were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.
Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?
A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied-Signal. These companies - through geographical expansion and improvements in productivity - were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.
Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?
A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.



FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 6.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)   447,100 $ 22,634,438
Boeing Co.   344,600  27,008,025
Lockheed Martin Corp.   329,303  26,014,937
McDonnell Douglas Corp.   289,800  26,661,600
Rockwell International Corp.   634,000  33,522,750
Sundstrand Corp.   183,000  12,878,625
Thiokol Corp.   232,700  7,882,713
  156,603,088
DEFENSE ELECTRONICS - 2.0%
Litton Industries, Inc. (a)   546,300  24,310,350
Loral Corp.   538,800  19,060,050
Raytheon Co.   1,164,600  55,027,350
  98,397,750
SHIP BUILDING & REPAIR - 0.7%
General Dynamics Corp.   592,600  35,037,475
TOTAL AEROSPACE & DEFENSE   290,038,313
BASIC INDUSTRIES - 5.5%
CHEMICALS & PLASTICS - 4.3%
du Pont (E.I.) de Nemours & Co.   585,500  40,911,813
Ethyl Corp.   723,100  9,038,750
Great Lakes Chemical Corp.   179,800  12,945,600
Hercules, Inc.   521,400  29,393,925
Minnesota Mining &
 Manufacturing Co.   516,000  34,185,000
Monsanto Co.   190,000  23,275,000
Nalco Chemical Co.   221,200  6,663,650
Raychem Corp.   248,400  14,127,750
Schulman (A.), Inc.   70,600  1,588,500
Union Carbide Corp.   1,013,700  38,013,750
  210,143,738
IRON & STEEL - 0.2%
Nucor Corp.   177,000  10,111,125
METALS & MINING - 0.7%
Alcan Aluminium Ltd.   409,114  12,706,568
Aluminum Co. of America  375,000  19,828,125
  32,534,693
PACKAGING & CONTAINERS - 0.1%
Crown Cork & Seal Co., Inc. (a)   98,500  4,112,375
PAPER & FOREST PRODUCTS - 0.2%
James River Corp. of Virginia  451,700  10,897,263
TOTAL BASIC INDUSTRIES   267,799,194
CONGLOMERATES - 3.1%
Allied-Signal, Inc.   748,700  35,563,250
ITT Industries, Inc.   292,600  7,022,400
Tyco International Ltd.   1,752,742  62,441,434
United Technologies Corp.   422,300  40,065,713
Whitman Corp.   152,200  3,538,650
   148,631,447
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.3%
Cooper Cameron Corp. (a)   200,628  7,122,294
Sherwin-Williams Co.   196,900  8,023,675
  15,145,969

 SHARES VALUE (NOTE 1)
CONSTRUCTION - 0.0%
Castle & Cooke, Inc.   74,767 $ 1,252,331
TOTAL CONSTRUCTION & REAL ESTATE   16,398,300
DURABLES - 2.3%
AUTOS, TIRES, & ACCESSORIES - 1.7%
Chrysler Corp.   237,100  13,129,413
Dana Corp.   406,100  11,878,425
General Motors Corp.   683,376  36,133,506
Johnson Controls, Inc.   61,100  4,200,625
PACCAR, Inc.   55,300  2,329,513
Snap-on Tools Corp.   374,000  16,923,500
  84,594,982
CONSUMER ELECTRONICS - 0.4%
Whirlpool Corp.   342,500  18,238,125
TEXTILES & APPAREL - 0.2%
Westpoint Stevens, Inc. Class A  358,900  7,200,431
TOTAL DURABLES   110,033,538
ENERGY - 5.6%
ENERGY SERVICES - 1.5%
Baker Hughes, Inc.   521,800  12,718,875
Dresser Industries, Inc.   158,700  3,868,313
Helmerich & Payne, Inc.   95,000  2,826,250
McDermott International, Inc.   348,400  7,664,800
Schlumberger Ltd.   646,900  44,797,825
  71,876,063
OIL & GAS - 4.1%
Amerada Hess Corp.   910,200  48,240,600
British Petroleum PLC ADR  825,877  84,342,689
Canada Occidental Petroleum Ltd.   161,100  5,284,000
Coastal Corp. (The)  380,000  14,155,000
Kerr-McGee Corp.   118,400  7,518,400
Occidental Petroleum Corp.   1,047,000  22,379,625
Petro-Canada 1st Installment Receipt (b)  185,600  1,071,279
Total SA:
 Class B  210,425  14,174,149
 sponsored ADR  10,978  373,252
  197,538,994
TOTAL ENERGY   269,415,057
FINANCE - 19.2%
BANKS - 6.6%
Bank of Boston Corp.   257,877  11,926,811
Barnett Banks, Inc.   86,800  5,121,200
Boatmen's Bancshares, Inc.   55,100  2,252,213
Chase Manhattan Corp.   205,460  12,456,013
Chemical Banking Corp.   604,400  35,508,500
Citicorp  1,262,400  84,896,400
First Bank System, Inc.   181,600  9,011,900
First Interstate Bancorp  372,500  50,846,250
First Union Corp.   393,990  21,915,694
Fleet Financial Group, Inc.   628,054  25,593,201
KeyCorp.   369,200  13,383,500
NationsBank Corp.   428,400  29,827,350
Wells Fargo & Co.   92,600  20,001,600
  322,740,632
CREDIT & OTHER FINANCE - 2.2%
American Express Co.   1,974,572  81,697,917
Greenpoint Financial Corp.   327,900  8,771,325
Household International, Inc.   234,011  13,835,900
  104,305,142
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 4.7%
Federal Home Loan
 Mortgage Corporation  636,000 $ 53,106,000
Federal National
 Mortgage Association  1,359,000  168,685,875
Student Loan Marketing Association  124,000  8,168,500
  229,960,375
INSURANCE - 5.6%
Aetna Life & Casualty Co.   649,000  44,943,250
Allstate Corp.   893,900  36,761,638
American International Group, Inc.   423,000  39,127,500
CIGNA Corp.   308,800  31,883,600
General Re Corp.   320,000  49,600,000
ITT Hartford Group, Inc.   292,600  14,154,525
Loews Corp.   533,000  41,773,875
Prudential Reinsurance Holdings, Inc.   202,100  4,724,088
Travelers, Inc. (The)  147,933  9,301,287
  272,269,763
SAVINGS & LOANS - 0.1%
Charter One Financial Corp.   149,000  4,563,125
TOTAL FINANCE   933,839,037
HEALTH - 6.3%
DRUGS & PHARMACEUTICALS - 4.3%
Allergan, Inc.   388,100  12,613,250
American Home Products Corp.   438,100  42,495,700
Bristol-Myers Squibb Co.   646,800  55,543,950
Lilly (Eli) & Co.   66,800  3,757,500
Merck & Co., Inc.   151,400  9,954,550
Pharmacia & Upjohn, Inc.   1,193,400  46,244,250
Schering-Plough Corp.   112,900  6,181,275
SmithKline Beecham PLC ADR  580,700  32,228,850
  209,019,325
MEDICAL EQUIPMENT & SUPPLIES - 1.2%
Baxter International, Inc.   1,022,300  42,808,813
Hillenbrand Industries, Inc.   29,000  982,375
I-Stat Corporation (a)  149,400  4,855,500
Nellcor, Inc. (a)   188,324  10,922,792
  59,569,480
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp.   548,100  27,816,075
Tenet Healthcare Corp. (a)   137,600  2,855,200
U.S. Healthcare, Inc.   134,700  6,263,550
  36,934,825
TOTAL HEALTH   305,523,630
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
ELECTRICAL EQUIPMENT - 3.2%
Emerson Electric Co.   457,500  37,400,625
General Electric Co.   1,620,200  116,654,400
  154,055,025
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Caterpillar, Inc.   335,800  19,728,250
Cooper Industries, Inc.   240,832  8,850,576
Deere & Co.   1,423,200  50,167,800
Ingersoll-Rand Co.   559,000  19,634,875
Varity Corp. (a)   62,700  2,327,738
  100,709,239

 SHARES VALUE (NOTE 1)
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.   1,364,800 $ 40,261,600
WMX Technologies, Inc.   1,222,200  36,513,225
  76,774,825
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   331,539,089
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.8%
Viacom, Inc. Class B (non-vtg.) (a)  833,014  39,464,038
LODGING & GAMING - 0.6%
ITT Corp.   594,700  31,519,100
PUBLISHING - 0.6%
Knight-Ridder, Inc.   201,700  12,606,250
Meredith Corp.   224,600  9,405,125
Times Mirror Co. Class A  212,100  7,184,888
  29,196,263
RESTAURANTS - 0.1%
Darden Restaurants, Inc.   332,900  3,953,188
TOTAL MEDIA & LEISURE   104,132,589
NONDURABLES - 9.9%
BEVERAGES - 2.1%
Anheuser-Busch Companies, Inc.   649,300  43,421,938
PepsiCo, Inc.   1,077,200  60,188,550
  103,610,488
FOODS - 0.7%
ConAgra, Inc.   298,300  12,304,875
Dole Food, Inc.   224,300  7,850,500
Kellogg Co.   75,800  5,855,550
Nabisco Holdings Class A  232,500  7,585,313
  33,596,238
HOUSEHOLD PRODUCTS - 1.4%
Avon Products, Inc.   423,880  31,949,955
Colgate-Palmolive Co.   223,600  15,707,900
First Brands Corp.   329,200  15,678,150
Rubbermaid, Inc.   231,000  5,890,500
  69,226,505
TOBACCO - 5.7%
Imasco Ltd.   113,700  2,208,414
Philip Morris Companies, Inc.   2,521,100  228,159,550
RJR Nabisco Holdings Corp.   986,839  30,468,654
UST, Inc.   448,500  14,968,688
  275,805,306
TOTAL NONDURABLES   482,238,537
RETAIL & WHOLESALE - 2.0%
APPAREL STORES - 0.3%
Limited, Inc. (The)  906,500  15,750,438
GENERAL MERCHANDISE STORES - 1.2%
Dayton Hudson Corp.   71,100  5,332,500
May Department Stores Co. (The)  93,500  3,950,375
Sears, Roebuck & Co.   403,000  15,717,000
Wal-Mart Stores, Inc.   1,596,300  35,717,213
  60,717,088
GROCERY STORES - 0.3%
Great Atlantic & Pacific Tea Co., Inc.   312,700  7,192,100
Vons Companies, Inc. (a)   231,900  6,551,175
  13,743,275
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc. (The)  151,400 $ 7,248,275
Tandy Corp.   36,300  1,506,450
  8,754,725
TOTAL RETAIL & WHOLESALE   98,965,526
SERVICES - 0.3%
ADT Ltd. (a)   711,600  10,674,000
National Service Industries, Inc.   80,400  2,602,950
  13,276,950
TECHNOLOGY - 2.3%
COMPUTERS & OFFICE EQUIPMENT - 1.7%
International Business Machines Corp.   320,700  29,424,225
Pitney Bowes, Inc.   1,111,300  52,231,100
  81,655,325
ELECTRONICS - 0.6%
AMP, Inc.   659,600  25,312,150
Thomas & Betts Corp.   81,200  5,988,500
  31,300,650
TOTAL TECHNOLOGY   112,955,975
TRANSPORTATION - 1.8%
RAILROADS - 1.7%
Burlington Northern Santa Fe Corp.   625,940  48,823,320
CSX Corp.   390,600  17,821,125
Union Pacific Corp.   237,900  15,701,400
  82,345,845
TRUCKING & FREIGHT - 0.1%
Roadway Services, Inc.   105,200  5,141,650
TOTAL TRANSPORTATION   87,487,495
UTILITIES - 7.8%
TELEPHONE SERVICES - 7.8%
Ameritech Corp.   1,067,900  63,006,100
Bell Atlantic Corp.   790,400  52,858,000
BellSouth Corp.   1,632,200  71,000,700
NYNEX Corp.   1,754,600  94,748,400
Pacific Telesis Group  639,500  21,503,188
Koninklijke PPT Nederland  236,700  8,581,847
Koninklijke PPT Nederland (d)  104,400  3,785,149
SBC Communications, Inc.   950,300  54,642,250
Southern New England
 Telecommunications Corp.   251,900  10,013,025
TOTAL UTILITIES   380,138,659
TOTAL COMMON STOCKS
 (Cost $3,211,246,320)   3,952,413,336
PREFERRED STOCKS - 0.6%
CONVERTIBLE PREFERRED STOCKS - 0.6%
BASIC INDUSTRIES - 0.1%
PAPER & FOREST PRODUCTS - 0.1%
James River Corp. cum, Series P  278,200  6,502,925

 SHARES VALUE (NOTE 1)
ENERGY - 0.5%
OIL & GAS - 0.5%
Atlantic Richfield Co.
 exchangeable $.5575  431,300 $ 10,135,550
Occidental Petroleum Corp.
 Indexed $3.00  218,900  13,599,163
   23,734,713
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.   403  16,473
TOTAL CONVERTIBLE PREFERRED STOCKS   30,254,111
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Gulf States Utilities Co., Series B,
 adj. rate   586  28,128
GAS - 0.0%
Columbia Gas System, Inc.  658  16,203
TOTAL NONCONVERTIBLE PREFERRED STOCKS   44,331
TOTAL PREFERRED STOCKS
 (Cost $34,163,788)   30,298,442
CORPORATE BONDS - 1.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (C) AMOUNT
CONVERTIBLE BONDS - 0.3%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Liberty Property exchangeable
 8%, 7/1/01 - $ 750,000  769,688
HEALTH - 0.2%
DRUGS & PHARMACEUTICALS - 0.2%
Roche Holdings, Inc. liquid yield
 option notes 0%, 4/20/10 (d) -  19,580,000  8,664,150
PRECIOUS METALS - 0.1%
Pegasus Gold, Inc. euro
 6 1/4%, 4/30/02 (d) Baa3  1,860,000  2,055,300
SERVICES - 0.0%
ADT Operations, Inc. liquid yield
 option notes 0%, 7/6/10 Ba3  3,670,000  1,752,425
UTILITIES - 0.0%
GAS - 0.0%
SFP Pipeline Holdings, Inc.
 exchangeable 0%,
 8/15/10 (e) Baa3  470,000  611,000
TOTAL CONVERTIBLE BONDS   13,852,563
NONCONVERTIBLE BONDS - 1.0%
AEROSPACE & DEFENSE - 0.0%
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc.
 10 7/8%, 8/15/01 B2  1,220,000  1,268,800
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - 0.2%
PACKAGING & CONTAINERS - 0.0%
Owens Illinois, Inc.
 10 1/4%, 4/1/99 B2 $ 350,000 $ 360,500
PAPER & FOREST PRODUCTS - 0.2%
Stone Container Corp.
 9 7/8%, 2/1/01 B1  7,760,000  7,546,600
TOTAL BASIC INDUSTRIES   7,907,100
DURABLES - 0.2%
TEXTILES & APPAREL - 0.2%
Westpoint Stevens, Inc.:
 8 3/4%, 12/15/01 B1  2,660,000  2,660,000
 9 3/8%, 12/15/05 B3  7,850,000  7,732,250
  10,392,250
FINANCE - 0.0%
BANKS - 0.0%
Signet Banking Corp. (e):
 6%, 5/15/97  Baa2  340,000  337,753
 6 1/8%, 4/15/98  Baa2  190,000  187,866
  525,619
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Tenet Healthcare Corp.:
 9 5/8%, 9/1/02 Ba2  1,760,000  1,925,000
 8 5/8%, 12/1/03 Ba2  3,480,000  3,636,600
  5,561,600
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.4%
Viacom, Inc. 8%, 7/7/06 B1  18,890,000  19,220,575
NONDURABLES - 0.1%
BEVERAGES - 0.1%
Canandaigua Wine, Inc.
 8 3/4%, 12/15/03 B1  5,700,000  5,671,500
TOTAL NONCONVERTIBLE BONDS   50,547,444
TOTAL CORPORATE BONDS
 (Cost $59,279,783)   64,400,007
U.S. TREASURY OBLIGATIONS - 7.4%
 5 3/4%, 8/15/03 Aaa  68,000,000  68,818,040
 7 1/4%, 2/15/23 Aaa  17,690,000  20,227,442
 6 1/4%, 8/15/23 Aaa  8,790,000  9,044,119
 7 1/2%, 11/15/24 Aaa  15,390,000  18,499,242
 7 5/8%, 2/15/25 Aaa  29,540,000  36,121,807
 6 7/8%, 8/15/25 Aaa  35,210,000  39,710,190
 Principal STRIPS:
 0%, 11/15/18 Aaa  345,000,000  83,797,050
 0%, 2/15/19 Aaa  350,000,000  83,699,000
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $332,219,484)   359,916,890
REPURCHASE AGREEMENTS - 9.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 455,467,894 $ 455,169,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,092,078,375)   $ 4,862,197,675
LEGEND
1. Non-income producing
2. Purchased on an installment basis. Market value reflects only those payments made through December 31, 1995. The remaining installments for Petro-Canada, aggregating CAD 1,577,600, are due September 23, 1996 and March 24, 1997.
3. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,504,599 or 0.3% of net assets.
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,313,419,496 and $2,742,014,794, respectively, of which U.S. government and government agency obligations aggregated $409,364,645 and $205,227,833, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,077,039 for the period (see Note 3 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 7.4% AAA, AA, A 7.4%
Baa 0.1% BBB 0.0%
Ba 0.1% BB 0.6%
B 0.9% B 0.5%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by either S&P or Moody's amounted to 0.2%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $4,098,146,199. Net unrealized appreciation aggregated $764,051,476, of which $793,759,941 related to appreciated investment securities and $29,708,465 related to depreciated investment securities.
The fund hereby designates approximately $64,818,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $455,169,000) (cost $4,092,078,375)      $ 4,862,197,675
- See accompanying schedule

Cash                                                                                                              719

Receivable for investments sold                                                                                    1,835,507

Receivable for fund shares sold                                                                                    10,941,112

Dividends receivable                                                                                               10,792,285

Interest receivable                                                                                                5,307,245

Other receivables                                                                                                  126,974

 TOTAL ASSETS                                                                                                      4,891,201,517

LIABILITIES

Payable for investments purchased                                                                   $ 7,521,288

Payable for fund shares redeemed                                                                     1,339,589

Accrued management fee                                                                               2,004,252

Other payables and accrued expenses                                                                  901,707

 TOTAL LIABILITIES                                                                                                 11,766,836

NET ASSETS                                                                                                        $ 4,879,434,681

Net Assets consist of:

Paid in capital                                                                                                   $ 3,883,373,607

Undistributed net investment income                                                                                8,997,355

Accumulated undistributed net realized gain (loss) on investments and foreign                                     216,938,284
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         770,125,435
and assets and liabilities in foreign currencies

NET ASSETS, for 253,263,397 shares outstanding                                                                   $ 4,879,434,681

NET ASSET VALUE, offering price and redemption price per share ($4,879,434,681 (divided by) 253,263,397 shares) $19.27


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                 $ 74,462,683
Dividends

Interest                                                                           35,486,492

 TOTAL INCOME                                                                      109,949,175

EXPENSES

Management fee                                                     $ 17,818,979

Transfer agent fees                                                 1,660,720

Accounting fees and expenses                                        760,752

Non-interested trustees' compensation                               13,087

Custodian fees and expenses                                         91,612

Registration fees                                                   607,587

Audit                                                               49,196

Legal                                                               15,555

Interest                                                            9,801

Miscellaneous                                                       7,729

 TOTAL EXPENSES                                                                    21,035,018

NET INVESTMENT INCOME                                                              88,914,157

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              220,993,365

 Foreign currency transactions                                      4,100          220,997,465

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              715,594,560

 Assets and liabilities in                                          (6,641         715,587,919
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    936,585,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 1,025,499,541


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                     $ 88,914,157      $ 49,846,224
Net investment income

 Net realized gain (loss)                                                                      220,997,465       121,898,471

 Change in net unrealized appreciation (depreciation)                                          715,587,919       (61,690,963)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               1,025,499,541     110,053,732

Distributions to shareholders                                                                  (84,729,039)      (44,739,784)
From net investment income

 From net realized gain                                                                         (121,254,353)     (68,533,800)

 TOTAL DISTRIBUTIONS                                                                            (205,983,392)     (113,273,584)

Share transactions                                                                               1,784,340,253     1,048,772,904
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   205,981,922       113,273,584

 Cost of shares redeemed                                                                         (214,815,736)     (192,914,992)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         1,775,506,439     969,131,496

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        2,595,022,588     965,911,644

NET ASSETS

 Beginning of period                                                                             2,284,412,093     1,318,500,449

 End of period (including undistributed net investment income of $8,997,355 and $4,150,957,
respectively)                                                                                   $ 4,879,434,681   $ 2,284,412,093

OTHER INFORMATION
Shares

 Sold                                                                                            103,951,843       68,815,564

 Issued in reinvestment of distributions                                                         12,868,445        7,484,681

 Redeemed                                                                                        (12,384,683)      (12,882,315)

 Net increase (decrease)                                                                         104,435,605       63,417,930



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991





Net asset value, beginning of period                      $ 15.35       $ 15.44       $ 13.40       $ 11.85     $ 9.51

Income from Investment Operations

 Net investment income                                    .41           .41           .37           .40         .50

 Net realized and unrealized gain (loss)                  4.69          .64           2.06          1.57        2.43

 Total from investment operations                         5.10          1.05          2.43          1.97        2.93

Less Distributions                                        (.40)         (.37)         (.35)         (.42)       (.59)
From net investment income

 In excess of net investment income                        -             -             (.04)         -           -

 From net realized gain                                   (.78)         (.77)         -             -           -

 Total distributions                                      (1.18)        (1.14)        (.39)         (.42)       (.59)

Net asset value, end of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40     $ 11.85

TOTAL RETURN A, B                                         35.09%        7.07%         18.29%        16.89%      31.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880   $ 282,171

Ratio of expenses to average net assets                   .61%          .60%          .62%          .65%        .74%

Ratio of expenses to average net assets after expense
reductions                                               .61%          .58%          .62%          .65%        .74%
                                                                       D

Ratio of net investment income to average net assets      2.56%         2.83%         2.87%         3.52%       4.83%

Portfolio turnover rate                                  87%           134%          120%          74%         107%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
D FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995    YEAR     YEARS    FUND

Growth               35.36%   20.78%   14.83%

S&P 500              37.58%   16.60%   14.46%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare these figures to the performance of the Standard & Poor's Composite Index of 500 Stocks- a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, October 9, 1986.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
              VIP Growth (2Standard &
     10/09/86     10000.00   10000.00
     10/31/86     10000.00   10329.97
     11/30/86     10220.00   10580.99
     12/31/86     10030.00   10311.18
     01/31/87     11100.00   11700.09
     02/28/87     11650.00   12162.25
     03/31/87     11839.97   12513.74
     04/30/87     11839.97   12402.36
     05/31/87     11920.10   12510.26
     06/30/87     12270.69   13142.03
     07/31/87     12761.52   13808.33
     08/31/87     13142.16   14323.38
     09/30/87     12991.91   14009.70
     10/31/87     10137.09   10992.01
     11/30/87      9425.90   10086.27
     12/31/87     10397.53   10853.84
     01/31/88     10623.12   11310.78
     02/29/88     11484.46   11837.86
     03/31/88     11381.92   11472.07
     04/30/88     11525.47   11599.41
     05/31/88     11422.93   11700.33
     06/30/88     11997.15   12237.37
     07/31/88     11935.63   12190.87
     08/31/88     11648.52   11776.38
     09/30/88     11976.65   12278.06
     10/31/88     12007.41   12619.39
     11/30/88     11894.61   12438.93
     12/31/88     12017.66   12656.61
     01/31/89     12879.00   13583.07
     02/28/89     12612.39   13244.86
     03/31/89     12993.68   13553.46
     04/30/89     13680.85   14256.89
     05/31/89     14170.19   14834.29
     06/30/89     13982.78   14749.73
     07/31/89     15232.18   16081.64
     08/31/89     15492.47   16396.84
     09/30/89     15627.82   16329.61
     10/31/89     15190.53   15950.76
     11/30/89     15440.41   16276.16
     12/31/89     15804.81   16666.78
     01/31/90     14888.59   15548.44
     02/28/90     15030.81   15749.02
     03/31/90     15214.51   16166.37
     04/30/90     14771.47   15762.21
     05/31/90     16078.97   17299.02
     06/30/90     16413.95   17181.39
     07/31/90     16154.61   17126.41
     08/31/90     14490.52   15578.18
     09/30/90     12999.33   14819.52
     10/31/90     12534.68   14755.80
     11/30/90     13550.42   15709.03
     12/31/90     13950.23   16147.31
     01/31/91     14879.53   16851.33
     02/28/91     15989.61   18056.20
     03/31/91     16472.15   18493.16
     04/30/91     16318.61   18537.54
     05/31/91     17283.69   19338.37
     06/30/91     16000.57   18452.67
     07/31/91     17524.96   19312.56
     08/31/91     18303.60   19770.27
     09/30/91     18446.17   19440.11
     10/31/91     19016.45   19700.60
     11/30/91     17930.73   18906.67
     12/31/91     20299.56   21069.59
     01/31/92     21538.81   20677.70
     02/29/92     21989.40   20946.51
     03/31/92     20641.73   20538.05
     04/30/92     19833.13   21141.87
     05/31/92     19664.67   21245.47
     06/30/92     18901.00   20928.91
     07/31/92     19630.98   21784.90
     08/31/92     19091.92   21338.31
     09/30/92     19428.83   21590.10
     10/31/92     20181.28   21665.67
     11/30/92     21528.94   22404.47
     12/31/92     22191.55   22680.04
     01/31/93     22629.54   22870.55
     02/28/93     22163.03   23181.59
     03/31/93     23046.80   23670.73
     04/30/93     22805.77   23097.89
     05/31/93     24504.44   23716.92
     06/30/93     24756.94   23785.70
     07/31/93     24688.08   23690.55
     08/31/93     25927.65   24588.43
     09/30/93     26409.70   24399.09
     10/31/93     26662.20   24904.16
     11/30/93     25583.32   24667.57
     12/31/93     26490.04   24966.04
     01/31/94     27155.74   25814.89
     02/28/94     26875.65   25115.31
     03/31/94     25654.59   24020.28
     04/30/94     25813.32   24327.74
     05/31/94     25215.00   24726.71
     06/30/94     23932.88   24120.91
     07/31/94     24763.21   24912.07
     08/31/94     26167.43   25933.47
     09/30/94     25849.96   25298.10
     10/31/94     26900.07   25867.31
     11/30/94     25825.53   24925.22
     12/31/94     26484.91   25294.86
     01/31/95     25984.27   25950.76
     02/28/95     27060.36   26962.06
     03/31/95     28042.58   27757.71
     04/30/95     28987.98   28575.17
     05/31/95     30117.54   29717.32
     06/30/95     32781.83   30407.65
     07/31/95     36023.18   31415.97
     08/31/95     36465.18   31494.83
     09/30/95     37410.57   32823.91
     10/31/95     37029.96   32706.73
     11/30/95     37005.40   34142.55
     12/29/95     35851.29   34800.14

Let's say you invested $10,000 in Growth Portfolio on October 9, 1986, when the fund started. By December 31, 1995, your investment would have grown to $35,851 - a 258.51% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $34,800 over the same period - a 248% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                % OF FUND'S
                                INVESTMENTS

Oracle Systems Corp.            2.9

Cisco Systems, Inc.             2.5

Microsoft Corp.                 2.4

AirTouch Communications, Inc.   2.2

General Electric Co.            1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Technology           32.7

Utilities            9.4

Health               8.5

Retail & Wholesale   7.7

Finance              4.1

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 15.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 82.90000000000001
Stocks  82.9%
Bonds  1.7%
Short-term investments 15.4%
FOREIGN INVESTMENTS 2.7%
*
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with Lawrence Greenberg, Portfolio
Manager of Growth Portfolio
Q. LARRY, HOW DID THE FUND PERFORM?
A. Although the fund did well compared to its peers, it slightly lagged the Standard & Poor's 500 Index, which returned 37.58% for the 12-month period ended December 31, 1995.
Q. WHY WAS THE STOCK MARKET SO STRONG IN 1995?
A. In my opinion, two things really drive the equity market: strong earnings and declining interest rates. During most of 1995, we had both. This really played into the hands of the kinds of growth stocks the fund owns. Many of these stocks represent fast-growing companies which are able to grow faster than other companies in a slow but expanding economic environment. They also can benefit more from a declining interest rate environment.
Q. THE FUND'S TECHNOLOGY WEIGHTING HAS BEEN REDUCED, BUT, AT APPROXIMATELY 32.7%, IT REMAINED THE LARGEST SECTOR AS OF DECEMBER 31, 1995. DO YOU THINK THIS AREA OF THE MARKET CAN KEEP UP THE TORRID PACE OF GROWTH WE SAW IN 1995?
A. Probably not. What we saw in 1995 was strength across the board. For the most part, earnings grew as fast as the stock prices went up. Therefore, despite good appreciation, price-to-earnings multiples didn't go up that much. I don't think investors can expect the same level of growth in 1996 as they did in 1995. I think investors can expect to see more of an environment of the haves and have-nots, with specific companies leaving others behind.
Q. SO HOW WILL YOU MANAGE THE FUND'S TECHNOLOGY HOLDINGS GOING FORWARD?
A. I intend to approach the technology sector on a more selective basis, looking at individual areas showing strength. For example, corporate America's move from mainframe computing to client-server computing, along with the rise of the Internet, may continue to benefit networking and database companies. These companies provide the hardware and software for the new corporate networks.
Q. WHAT WAS THE ATTRACTION TO UTILITY STOCKS, WHICH MADE UP 9.4% OF THE FUND'S INVESTMENTS AT THE END OF DECEMBER?
A. All of the fund's utility holdings are in the telecommunications industry. I believe the telecommunications industry offers excellent growth opportunities both domestically and abroad as diversification, privatization, globalization and proliferation of wireless communications continue to create a strong demand outlook.
Q. IN THE FUND'S SEMIANNUAL REPORT, YOU DISCUSSED THAT YOU HAD CUT BACK ON THE FUND'S HEALTH CARE EXPOSURE BECAUSE OF CONCERNS SURROUNDING FEDERAL HEALTH CARE REFORM. WHAT'S HAPPENED SINCE THEN?
A. I slowly raised the fund's stake in health care stocks as values presented themselves. Congress and the president continue to haggle over the future of Medicare and Medicaid, but I anticipate that government cutbacks in spending could force more Medicare users toward HMOs. Therefore, I added more HMOs to the portfolio.
Q. WERE THERE ANY DISAPPOINTMENTS IN 1995?
A. Sure. Disappointments came on two fronts. First, in September, the technology sector slowed somewhat as several corporate earnings disappointments fueled investors' concerns that the sector had become overvalued. As this occurred, investors moved to more defensive, consumer-oriented stocks such as Coca-Cola, PepsiCo, Merck and Pfizer. In hindsight, I wish I had been able to make this shift earlier. Second, the underperformance of several of the fund's retail stocks hindered performance. Building supply companies Home Depot and Lowe's, for example, were hurt by falling lumber prices and a drop in demand with the slowdown in the housing market.
Q. SO WHAT'S YOUR OUTLOOK?
A. As I mentioned earlier, the real fuel for a strong market - good corporate earnings and declining interest rates - will probably not be as strong in 1996 as it was in 1995. Given what we know now, though, I believe, barring any unforeseen changes, the market environment may still be constructive for stocks this year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
AEROSPACE & DEFENSE - 0.6%
C A E Industries Ltd.   535,900 $ 4,075,173
General Motors Corp. Class H  150,000  7,368,750
Rockwell International Corp.   225,000  11,896,875
Special Devices, Inc. (a)  246,700  3,207,100
  26,547,898
DEFENSE ELECTRONICS - 0.3%
Loral Corp.   75,000  2,653,125
Raytheon Co.   165,000  7,796,250
  10,449,375
TOTAL AEROSPACE & DEFENSE   36,997,273
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 0.6%
Airgas, Inc. (a)  179,600  5,971,700
du Pont (E.I.) de Nemours & Co.   135,000  9,433,125
Minnesota Mining & Manufacturing Co.   100,000  6,490,900
Union Carbide Corp.   100,000  3,750,000
  25,645,725
METALS & MINING - 0.9%
Alcan Aluminium Ltd.   100,000  3,105,875
Aluminum Co. of America  225,000  11,896,875
Freeport McMoRan Copper & Gold, Inc.
 Class A  85,000  2,380,000
IMCO Recycling, Inc.   299,000  7,325,500
Inco Ltd.   175,000  5,788,013
Reynolds Metals Co.   125,000  7,078,125
  37,574,388
TOTAL BASIC INDUSTRIES   63,220,113
CONGLOMERATES - 0.9%
Allied-Signal, Inc.   265,000  12,587,500
Harris Corp.   60,000  3,277,500
ITT Industries, Inc.   85,000  2,040,000
Tyco International Ltd.   350,000  12,468,750
United Technologies Corp.   65,000  6,166,875
  36,540,625
CONSTRUCTION & REAL ESTATE - 0.6%
BUILDING MATERIALS - 0.1%
York International Corp.   60,000  2,820,000
CONSTRUCTION - 0.4%
Oakwood Homes Corp.   440,000  16,885,000
ENGINEERING - 0.1%
Fluor Corp.   85,000  5,610,000
TOTAL CONSTRUCTION & REAL ESTATE   25,315,000
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 2.1%
Chrysler Corp.   750,000  41,531,250
General Motors Corp.   825,146  43,629,595
Safety Components International, Inc. (a)  228,200  3,594,150
  88,754,995
CONSUMER ELECTRONICS - 0.1%
Whirlpool Corp.   40,000  2,130,000
HOME FURNISHINGS - 0.1%
Leggett & Platt, Inc.   150,000  3,637,500

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.7%
Adidas AG  71,400 $ 3,768,609
Adidas AG (a)(b)  45,600  2,406,843
NIKE, Inc. Class B  200,000  13,925,000
Tommy Hilfiger (a)  180,000  7,627,500
  27,727,952
TOTAL DURABLES   122,250,447
ENERGY - 1.2%
ENERGY SERVICES - 0.3%
Schlumberger Ltd.   185,000  12,811,250
INDEPENDENT POWER - 0.2%
Thermo Electron Corp. (a)  175,000  9,100,000
OIL & GAS - 0.7%
Amerada Hess Corp.   225,000  11,925,000
Barrett Resources Corp. (a)  87,300  2,564,438
British Petroleum PLC ADR  75,000  7,659,375
Unocal Corp.   225,000  6,553,125
  28,701,938
TOTAL ENERGY   50,613,188
FINANCE - 4.1%
BANKS - 0.8%
Banc One Corp.   350,000  13,212,500
BankAmerica Corp.   125,000  8,093,750
Chemical Banking Corp.   200,000  11,750,000
  33,056,250
CREDIT & OTHER FINANCE - 0.5%
American Express Co.   435,000  17,998,125
Household International, Inc.   20,000  1,165,000
  19,163,125
FEDERAL SPONSORED CREDIT - 1.6%
Federal National Mortgage Association  550,000  68,268,750
INSURANCE - 0.8%
Allstate Corp.   285,000  11,720,625
American International Group, Inc.   1,600  146,883
General Re Corp.   81,200  12,586,000
ITT Hartford Group, Inc.   85,000  4,111,875
Travelers, Inc. (The)  100,000  6,287,500
  34,852,883
SECURITIES INDUSTRY - 0.4%
Alliance Entertainment Corp. (a)  684,800  6,505,600
Edwards (A.G.), Inc.   144,900  3,459,488
Merrill Lynch & Co., Inc.   100,000  5,100,000
  15,065,088
TOTAL FINANCE   170,406,096
HEALTH - 8.5%
DRUGS & PHARMACEUTICALS - 2.4%
Amgen, Inc. (a)  225,000  13,359,375
Biogen, Inc. (a)  117,700  7,238,550
Bristol-Myers Squibb Co.   175,000  15,028,125
Dura Pharmaceuticals, Inc. (a) 125,000 4,343,750 Genentech, Inc. special (a) 125,000 6,625,000
Merck & Co., Inc.   300,000  19,725,000
Pharmacia & Upjohn, Inc.   400,000  15,500,000
Pfizer, Inc.   265,000  16,695,000
  98,514,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Abbott Laboratories  225,000 $ 9,393,750
Baxter International, Inc.   275,000  11,515,625
Biomet, Inc. (a)  185,000  3,306,875
Cardinal Health, Inc.   151,600  8,300,100
Conmed Corp.   7,700  192,500
Johnson & Johnson  120,000  10,275,000
Medtronic, Inc.   300,000  16,762,500
Millipore Corp.   175,000  7,196,875
Nellcor, Inc.   38,500  2,243,588
Oakley, Inc. (a)  100,000  3,400,000
Pall Corp.   235,000  6,315,625
Physician Sales & Service, Inc. (a)  300,000  8,550,000
St. Jude Medical, Inc. (a)  186,500  8,019,500
Thermedics, Inc. (a)  175,000  4,856,250
Thermo Cardiosystems, Inc. (a)  75,000  5,793,750
  106,121,938
MEDICAL FACILITIES MANAGEMENT - 3.5%
American Medical Response  360,000  11,700,000
Columbia/HCA Healthcare Corp.   400,025  20,301,269
Foundation Health Corp. (a)  215,000  9,245,000
HEALTHSOUTH Rehabilitation Corp. (a) 1,000,000 29,125,000 Healthsource, Inc. (a) 95,000 3,420,000
Humana, Inc.   200,000  5,475,000
Multicare Companies, Inc. (a)  175,000  4,200,000
Oxford Health Plans, Inc. (a)  81,500  6,020,813
Physician Reliance Network, Inc. (a) 200,000 7,950,000 Sterling Healthcare Group, Inc. (a) 70,000 743,750
United HealthCare Corp.   260,000  17,030,000
U.S. Healthcare, Inc.   425,000  19,762,500
Vencor, Inc. (a)  360,025  11,700,813
  146,674,145
TOTAL HEALTH   351,310,883
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
ELECTRICAL EQUIPMENT - 2.8%
Avid Technology, Inc. (a)  225,050  4,275,950
Emerson Electric Co.   125,000  10,218,750
General Electric Co.   975,000  70,200,000
Glenayre Technologies, Inc.   350,175  21,798,373
Pinnacle Systems (a)  257,600  6,375,600
United Communication Industry
 PCL (For. Reg.)  154,000  1,968,559
  114,837,232
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Case Corp.   115,000  5,261,250
Caterpillar, Inc.   500,000  29,375,000
Global Industrial Technologies, Inc. (a)   65,800  1,241,975
Semitool, Inc. (a)  6,200  80,600
Singer Company  235,200  6,556,200
  42,515,025
POLLUTION CONTROL - 0.3%
TETRA Technologies, Inc. (a)  200,000  3,475,000
WMX Technologies, Inc.   175,000  5,228,125
Zurn Industries, Inc.   125,000  2,671,875
  11,375,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   168,727,257

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 2.6%
BROADCASTING - 0.1%
Emmis Broadcasting Corp. Class A (a)  25,900  802,900
Evergreen Media Corp. Class A (a)  88,800  2,841,600
  3,644,500
ENTERTAINMENT - 0.2%
Disney (Walt) Co.   150,000  8,850,000
LEISURE DURABLES & TOYS - 0.1%
Mattel, Inc.   135,000  4,151,250
LODGING & GAMING - 1.4%
Doubletree Corp. (a)  285,900  7,504,875
HFS, Inc. (a)  525,000  42,918,750
ITT Corp.   85,000  4,505,000
Showboat, Inc.   150,000  3,956,250
  58,884,875
RESTAURANTS - 0.8%
Applebee's International, Inc.   235,000  5,346,250
Apple South, Inc.   425,000  9,137,500
Lone Star Steakhouse Saloon (a)  235,000  9,018,125
Outback Steakhouse, Inc. (a)  245,000  8,789,375
Starbucks Corp. (a)  100,000  2,100,000
  34,391,250
TOTAL MEDIA & LEISURE   109,921,875
NONDURABLES - 2.6%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   70,000  3,893,750
BEVERAGES - 0.9%
Coca-Cola Company (The)  200,000  14,850,000
PepsiCo, Inc.   390,000  21,791,250
  36,641,250
TOBACCO - 1.6%
Philip Morris Companies, Inc.   735,400  66,553,700
TOTAL NONDURABLES   107,088,700
PRECIOUS METALS - 0.5%
Barrick Gold Corp.   325,000  8,575,512
Firstmiss Gold, Inc. (a)  113,353  2,522,104
Newmont Mining Corp.   200,000  9,050,000
  20,147,616
RETAIL & WHOLESALE - 7.7%
APPAREL STORES - 0.7%
Baby Superstore, Inc. (a)  75,000  4,275,000
Gap, Inc.   100,000  4,200,000
Just For Feet, Inc. (a)  575,000  20,556,250
  29,031,250
APPLIANCE STORES - 0.4%
Cellstar Corp. (a)  710,000  18,460,000
DRUG STORES - 0.5%
General Nutrition Companies, Inc. (a)  735,000  16,905,000
Rite Aid Corp.   140,000  4,795,000
  21,700,000
GENERAL MERCHANDISE STORES - 0.5%
Dollar General Corp.   260,050  5,396,038
Wal-Mart Stores, Inc.   681,700  15,253,038
  20,649,076
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 5.6%
Barnes & Noble, Inc. (a)  75,000 $ 2,175,000
Bed Bath & Beyond, Inc. (a)  250,000  9,703,125
Corporate Express (a)  400,000  12,050,000
Home Depot, Inc. (The)  425,000  20,346,875
Lowe's Companies, Inc.   1,275,000  42,712,500
Micro Warehouse, Inc. (a)  100,000  4,325,000
Officemax, Inc. (a)  950,000  21,256,250
Office Depot, Inc. (a)  300,000  5,925,000
Petco Animal Supplies, Inc. (a)  416,600  12,185,550
Petsmart, Inc. (a)  691,300  21,430,300
Staples, Inc. (a)  750,000  18,281,250
Sunglass Hut International, Inc. (a)  1,935,000  45,956,250
U.S. Office Products Co. (a)  235,000  5,346,250
Viking Office Products, Inc. (a)  175,000  8,137,500
  229,830,850
TOTAL RETAIL & WHOLESALE   319,671,176
SERVICES - 1.3%
LEASING & RENTAL - 0.7%
Hollywood Entertainment Corp. (a)  1,345,400  11,267,725
Movie Gallery, Inc. (a)  500,000  15,250,000
  26,517,725
SERVICES - 0.6%
Medaphis Corp. (a)  575,000  21,275,000
Zebra Technologies Corp. Class A (a)  120,000  4,080,000
  25,355,000
TOTAL SERVICES   51,872,725
TECHNOLOGY - 32.5%
COMMUNICATIONS EQUIPMENT - 5.9%
Aspect Telecommunications Corp. (a)  110,000  3,685,000
Cisco Systems, Inc. (a)  1,400,000  104,475,000
DSC Communications Corp. (a)  1,800,000  66,375,000
Ericsson (L.M.) Telephone Co.
 Class B ADR  178,500  3,480,750
Global Village Communication (a)  735,000  14,240,625
InterVoice, Inc. (a)  182,000  3,458,000
Jabil Circuit, Inc. (a)  235,700  2,651,625
Microtest, Inc. (a)  96,600  966,000
Microwave Power Devices, Inc.  (a)(c)  253,000  2,814,625
U.S. Robotics Corp.   500,000  43,875,000
  246,021,625
COMPUTER SERVICES & SOFTWARE - 14.2%
Access Health Marketing, Inc. (a)  50,000  2,212,500
Affiliated Computer Services Class A (a)  14,600  547,500
America Online, Inc. (a)  1,225,000  45,937,500
American Management Systems, Inc. (a)  240,800  7,224,000
Ascend Communications, Inc. (a)  400,000  32,450,000
Automatic Data Processing, Inc.   200,000  14,850,000
Broderbund Software, Inc. (a)  75,000  4,556,250
Business Objects SA sponsored ADR (a)  185,000  8,949,375
CUC International, Inc. (a)  665,000  22,693,125
Ceridian Corp. (a)  100,000  4,125,000
CompUSA, Inc. (a)  415,000  12,916,875
Computer Sciences Corp. (a)  250,000  17,562,500
DST Systems, Inc. (a)  100,000  2,850,000
Data Broadcasting Corp. (a)  203,800  2,522,025
Electronic Arts, Inc. (a)  195,800  5,115,275
FTP Software, Inc. (a)  250,000  7,250,000

 SHARES VALUE (NOTE 1)
First Data Corp.   125,090 $ 8,365,394
General Motors Corp. Class E   435,000  22,620,000
HBO & Co.   250,000  19,156,250
Hummingbird Communications Ltd. (a)  140,000  5,746,326
Inso Corp. (a)  178,800  7,599,000
Macromedia, Inc. (a)  27,600  1,442,100
McAfee Associates, Inc. (a)  200,000  8,775,000
Medic Computer Systems, Inc. (a)  110,000  6,655,000
Metatools, Inc. (a)  4,000  104,000
Mercury Interactive Group Corp. (a)  329,800  6,018,850
Microsoft Corp. (a)  1,150,000  100,912,500
NETCOM On-Line Communication
 Services, Inc. (a)  152,000  5,472,000
Netscape Communications Corp. (a)  15,000  2,085,000
Oracle Systems Corp. (a)  2,850,000  120,768,750
Parametric Technology Corp. (a)  125,000  8,312,500
Peoplesoft, Inc. (a)  779,300  33,509,900
Progress Software Corp. (a)  85,000  3,187,500
Project Software & Development, Inc. (a)  400  13,950
PsiNet, Inc. (a)  450,000  10,293,750
Stratacom, Inc. (a)  85,000  6,247,500
SunGard Data Systems, Inc. (a)  250,000  7,125,000
Systems & Computer Technology Corp. (a)  224,700  4,465,913
Technology Solutions, Inc. (a)  107,700  2,100,150
UUNET Technologies, Inc. (a)  40,000  2,520,000
  585,258,258
COMPUTERS & OFFICE EQUIPMENT - 7.2%
Adaptec, Inc. (a)  625,000  25,625,000
Bay Networks, Inc. (a)  1,250,000  51,406,250
Compaq Computer Corp. (a)  1,425,000  68,400,000
Dell Computer Corp. (a)  350,000  12,118,750
Digital Equipment Corp. (a)  250,000  16,031,250
Discreet Logic, Inc. (a)  47,200  1,180,000
Gateway 2000, Inc. (a)  200,000  4,900,000
International Business Machines Corp.   153,500  14,083,625
Madge NV (a)  185,064  8,281,614
Pitney Bowes, Inc.   165,000  7,755,000
Read Rite Corp. (a)  250,026  5,813,105
SCI Systems, Inc. (a)  200,000  6,200,000
Seagate Technology (a)  225,000  10,687,500
Silicon Graphics, Inc. (a)  1,259,700  34,641,750
Sun Microsystems, Inc. (a)  320,000  14,600,000
Tech Data Corp. (a)  25,200  378,000
Western Digital Corp. (a)  440,000  7,865,000
Xerox Corp.   55,000  7,535,000
  297,501,844
ELECTRONIC INSTRUMENTS - 0.0%
Cohu, Inc.   72,300  1,843,650
ELECTRONICS - 5.1%
Altera Corp. (a)  650,000  32,337,500
Analog Devices, Inc. (a)  572,300  20,245,113
Atmel Corp. (a)  725,000  16,221,875
Brightpoint, Inc. (a)  390,200  5,511,575
Cascade Communications Corp. (a)  35,000  2,983,750
Flextronics International (a)  50,000  1,500,000
International Rectifier Corp. (a)  175,000  4,375,000
Kemet Corp. (a)  250,000  5,968,750
LSI Logic Corp. (a)  835,030  27,347,233
Linear Technology Corp.   465,700  18,278,725
Marshall Industries (a)  4,100  131,713
Maxim Integrated Products, Inc. (a)  1,000,000  38,500,000
Microchip Technology, Inc. (a)  425,050  15,514,325
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Solectron Corp. (a)  150,000 $ 6,618,750
Xilinx, Inc. (a)  450,000  13,725,000
  209,259,309
PHOTOGRAPHIC EQUIPMENT - 0.1%
3D Systems Corp. (Del) (a)  204,600  4,859,250
TOTAL TECHNOLOGY   1,344,743,936
TRANSPORTATION - 1.3%
AIR TRANSPORTATION - 0.5%
AMR Corp. (a)  90,000  6,682,500
America West Airlines, Inc. Class B (a)  200,000  3,400,000
Delta Air Lines, Inc.   55,000  4,063,125
Southwest Airlines Co.   200,000  4,650,000
Trans World Airlines, Inc. (a)  275,000  2,853,125
  21,648,750
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.   140,025  10,921,950
CSX Corp.   302,400  13,797,000
Union Pacific Corp.   115,000  7,590,000
  32,308,950
TOTAL TRANSPORTATION   53,957,700
UTILITIES - 9.4%
CELLULAR - 4.8%
AirTouch Communications, Inc. (a)  3,150,000  88,987,500
Arch Communications Group, Inc. (a)  250,043  6,001,032
BCE Mobile Communications, Inc. (a)  13,000  439,495
Metrocall, Inc. (a)  229,300  4,385,363
Mobile Telecommunications
 Technologies, Inc. (a)  210,000  4,488,750
Mobilemedia Corp. (a)  128,600  2,861,350
Palmer Wireless, Inc. (a)  975,000  21,450,000
United States Cellular Corp. (a)  471,300  15,906,375
Vanguard Cellular Systems, Inc.
 Class A (a)(c)  2,625,000  53,156,250
  197,676,115
TELEPHONE SERVICES - 4.6%
AT&T Corp.   600,000  38,850,000
Ameritech Corp.  525,000  30,975,000
Bell Atlantic Corp.   450,000  30,093,750
BellSouth Corp.   600,000  26,100,000
Frontier Corp.   585,000  17,550,000
LCI International, Inc. (a)  324,300  6,648,150
Lincoln Telecommunications Co.  107,700  2,275,163
SBC Communications, Inc.   575,000  33,062,500
WorldCom, Inc. (a)   115,300  4,064,325
  189,618,888
TOTAL UTILITIES   387,295,003
TOTAL COMMON STOCKS
 (Cost $2,664,143,877)   3,420,079,613
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 0.2%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Silicon Graphics CDA Ltd.
 exchangeable (a)
 (Cost $11,098,161)   280,080 $ 7,702,107
U.S. TREASURY OBLIGATION - 1.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
6.25%, 8/15/23
 (Cost $68,683,766) Aaa  67,700,000  69,657,211
REPURCHASE AGREEMENTS - 15.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.91%
 dated 12/29/95 due 1/2/96 $ 637,818,559  637,400,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,381,325,804) $ 4,134,838,931
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,406,843 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Just For Feet, Inc.   $ 2,342,009 $ 659,304  - $ -
Microwave Power Devices, Inc.    -  216,000  -  2,814,625
Vanguard Cellular Systems, Inc.
 Class A   12,954,211  -  -  53,156,250
TOTAL $ 15,296,220 $ 875,304 $ - $ 55,970,875
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,908,904,414 and $3,139,228,624, respectively, of which U.S. government and government agency obligations aggregated $68,683,766 and $0, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,250,453 for the period (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $3,395,126,667. Net unrealized appreciation aggregated $739,712,264, of which $816,952,982 related to appreciated investment securities and $77,240,718 related to depreciated investment securities.
The fund hereby designates approximately $188,205,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $637,400,000) (cost $3,381,325,804)       $ 4,134,838,931
- See accompanying schedule

Cash                                                                                                               470

Receivable for investments sold                                                                                    111,607,416

Receivable for fund shares sold                                                                                   9,321,438

Dividends receivable                                                                                               2,825,313

Interest receivable                                                                                                1,586,719

Other receivables                                                                                                  361,034

 TOTAL ASSETS                                                                                                      4,260,541,321

LIABILITIES

Payable for investments purchased                                                                  $ 94,809,749

Payable for fund shares redeemed                                                                    237,116

Accrued management fee                                                                              2,089,504

Other payables and accrued expenses                                                                 703,141

 TOTAL LIABILITIES                                                                                                 97,839,510

NET ASSETS                                                                                                        $ 4,162,701,811

Net Assets consist of:

Paid in capital                                                                                                   $ 3,119,102,643

Undistributed net investment income                                                                                10,790,283

Accumulated undistributed net realized gain (loss) on investments and foreign                                      279,295,633
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          753,513,252
and assets and liabilities
in foreign currencies

NET ASSETS, for 142,576,497 shares outstanding                                                                    $ 4,162,701,811

NET ASSET VALUE, offering price                                                                                   $29.20
and redemption price per
share ($4,162,701,811 (divided by) 142,576,497 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                 $ 19,321,500
Dividends

Interest                                                                           14,884,599

 TOTAL INCOME                                                                      34,206,099

EXPENSES

Management fee                                                     $ 19,591,048

Transfer agent fees                                                 1,536,285

Accounting fees and expenses                                        760,478

Non-interested trustees' compensation                               15,959

Custodian fees and expenses                                         155,218

Registration fees                                                   404,037

Audit                                                               47,036

Legal                                                               14,321

Miscellaneous                                                       7,492

 TOTAL EXPENSES                                                                    22,531,874

NET INVESTMENT INCOME                                                              11,674,225

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   361,330,988
 realized gain of $736,446
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (11,163        361,319,825
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              474,991,138

 Assets and liabilities in                                          125            474,991,263
foreign currencies

NET GAIN (LOSS)                                                                    836,311,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 847,985,313


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                    $ 11,674,225      $ 11,810,184
Net investment income

 Net realized gain (loss)                                                                      361,319,825       (74,102,658)

 Change in net unrealized appreciation (depreciation)                                          474,991,263       80,193,945

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 847,985,313       17,901,471

Distributions to shareholders                                                                   (12,404,421)      (7,589,523)
From net investment income

 From net realized gain                                                                        -                 (80,320,550)

 TOTAL DISTRIBUTIONS                                                                             (12,404,421)      (87,910,073)

Share transactions                                                                             2,059,928,760     1,289,938,019
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 12,404,421        87,909,946

 Cost of shares redeemed                                                                       (887,081,596)     (549,819,377)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       1,185,251,585     828,028,588

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      2,020,832,477     758,019,986

NET ASSETS

 Beginning of period                                                                             2,141,869,334     1,383,849,348

 End of period (including undistributed net investment income of $10,790,283 and $11,472,202,
respectively)                                                                                   $ 4,162,701,811   $ 2,141,869,334

OTHER INFORMATION
Shares

 Sold                                                                                           76,302,442        60,676,019

 Issued in reinvestment of distributions                                                        568,749           4,039,985

 Redeemed                                                                                       (33,037,870)      (25,920,211)

 Net increase (decrease)                                                                         43,833,321        38,795,793



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 E   1992   1991





Net asset value, beginning of period                             $ 21.69       $ 23.08       $ 19.76       $ 18.51     $ 12.91

Income from Investment Operations

 Net investment income                                           .08           .12           .12           .09         .09 C

 Net realized and unrealized gain (loss)                         7.55          (.12) D       3.64          1.64        5.72

 Total from investment operations                                7.63          -             3.76          1.73        5.81

Less Distributions                                               (.12)         (.12)         (.11)         (.05)       (.21)
From net investment income

 From net realized gain                                          -             (1.27)        (.21)         (.43)       -

 In excess of net realized gain                                  -             -             (.12)         -           -

 Total distributions                                             (.12)         (1.39)        (.44)         (.48)       (.21)

Net asset value, end of period                                   $ 29.20       $ 21.69       $ 23.08       $ 19.76     $ 18.51

TOTAL RETURN A, B                                                35.36%        (.02)%        19.37%        9.32%       45.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837   $ 371,462

Ratio of expenses to average net assets                          .70%          .70%          .71%          .75%        .84%

Ratio of expenses to average net assets after expense reductions .70%          .69%          .71%          .75%        .84%
                                                                                F

Ratio of net investment income to average net assets             .37%          .69%          .72%          .83%        .56%

Portfolio turnover rate                                          108%          122%          159%          262%        261%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO
THE TIMING OF SALES AND
REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES
OF THE INVESTMENTS OF THE FUND.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995           YEAR     YEARS    FUND

OVERSEAS                    9.74%    8.13%    7.31%

Morgan Stanley EAFE Index   11.21%   9.37%    7.53%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
You can compare the fund's figures to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East. This benchmark includes reinvested dividends and capital gains, if any.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
               VIP OverseasEurope, A
      01/28/87    10000.00    10000
      01/31/87    10000.00 9997.463
      02/28/87    10010.00 10296.66
      03/31/87    10460.00 11140.41
      04/30/87    11220.00 12319.18
      05/31/87    11060.00 12319.14
      06/30/87    10520.00 11926.66
      07/31/87    10400.00 11905.82
      08/31/87    11320.00 12798.54
      09/30/87    11070.00 12597.05
      10/31/87     8760.00    10777
      11/30/87     8840.00 10938.65
      12/31/87     9462.16 11263.46
      01/31/88     9138.32 11464.55
      02/29/88     9381.20 12228.75
      03/31/88     9806.24 12980.64
      04/30/88     9968.16 13169.27
      05/31/88     9786.00 12747.12
      06/30/88     9613.96 12411.13
      07/31/88     9543.12 12800.51
      08/31/88     9209.16 11968.24
      09/30/88     9603.84 12491.19
      10/31/88    10028.88 13559.96
      11/30/88    10211.04 14367.68
      12/31/88    10231.28 14447.79
      01/31/89    10534.87 14701.99
      02/28/89    10717.03 14777.56
      03/31/89    10707.38 14487.53
      04/30/89    11023.50 14621.89
      05/31/89    10615.60 13826.42
      06/30/89    10574.81 13593.67
      07/31/89    11563.97 15300.67
      08/31/89    11482.39 14612.54
      09/30/89    12196.21 15278.16
      10/31/89    11533.38 14664.33
      11/30/89    12155.42  15401.5
      12/31/89    12920.24 15969.77
      01/31/90    12746.88 15375.56
      02/28/90    12449.36 14302.43
      03/31/90    12919.92 12812.46
      04/30/90    12991.52 12710.78
      05/31/90    13840.58 14161.09
      06/30/90    14147.46 14036.37
      07/31/90    14863.53 14234.08
      08/31/90    13349.56 12851.83
      09/30/90    12081.09 11060.74
      10/31/90    13206.34 12784.21
      11/30/90    12797.16  12030.1
      12/31/90    12705.10 12224.98
      01/31/91    12827.85  12620.4
      02/28/91    13260.02 13973.29
      03/31/91    12872.18 13134.44
      04/30/91    13155.20 13263.42
      05/31/91    13186.64 13401.82
      06/30/91    12463.37 12417.04
      07/31/91    13081.82 13027.11
      08/31/91    13123.75 12762.56
      09/30/91    13658.34 13481.84
      10/31/91    13752.68 13672.96
      11/30/91    13260.02 13034.64
      12/31/91    13721.24 13707.79
      01/31/92    13888.95    13415
      02/29/92    13599.52 12934.85
      03/31/92    13323.28 12080.93
      04/30/92    14152.01 12138.36
      05/31/92    14768.23 12950.85
      06/30/92    14491.99 12336.56
      07/31/92    13567.65 12020.83
      08/31/92    13450.78 12774.79
      09/30/92    12908.92 12522.52
      10/31/92    12027.08 11865.66
      11/30/92    11963.33 11977.32
      12/31/92    12250.20 12039.27
      01/31/93    12600.81 12037.79
      02/28/93    12847.62 12401.41
      03/31/93    13738.91 13482.39
      04/30/93    14651.94  14761.9
      05/31/93    14967.16 15073.67
      06/30/93    14597.60 14838.49
      07/31/93    15173.67 15357.91
      08/31/93    15988.88 16186.97
      09/30/93    15901.92 15822.62
      10/31/93    16478.00 16310.23
      11/30/93    15782.36 14884.55
      12/31/93    16825.82 15959.32
      01/31/94    17923.63  17308.6
      02/28/94    17607.51 17260.66
      03/31/94    17170.60 16517.22
      04/30/94    17738.58 17218.03
      05/31/94    17520.13 17119.18
      06/30/94    17334.44 17361.11
      07/31/94    17793.20 17528.07
      08/31/94    18000.73 17943.05
      09/30/94    17531.05 17377.92
      10/31/94    17891.50 17956.61
      11/30/94    17214.29 17093.61
      12/31/94    17115.99 17200.65
      01/31/95    16406.01 16539.88
      02/28/95    16449.17 16492.41
      03/31/95    16955.64 17521.06
      04/30/95    17440.09    18180
      05/31/95    17682.31 17963.28
      06/30/95    17847.46 17648.27
      07/31/95    18640.19 18746.98
      08/31/95    18122.72 18031.85
      09/30/95    18386.96 18384.02
      10/31/95    18023.62 17889.85
      11/30/95    18232.82 18387.61
      12/29/95    18783.33 19128.45

Let's say you invested $10,000 in Overseas Portfolio on January 28, 1987, when the fund started. By December 31, 1995, your investment would have grown to $18,783 - an 87.83% increase. That compares to $10,000 invested in the Morgan Stanley EAFE Index, which would have grown to $19,128 over the same period - a 91.28% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                      % OF FUND'S
                                      INVESTMENTS

C. S. Holdings (Reg.)                 2.0

Unilever NV Ord.                      1.3

Nomura Securities Co. Ltd.            1.2

ING Groep NV                          1.1

Banco Bilbao Vizcaya SA Ord. (Reg.)   1.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                   % OF FUND'S
                   INVESTMENTS

Finance            26.4

Utilities          8.9

Nondurables        8.7

Durables           7.7

Basic Industries   5.4

GEOGRAPHIC DIVERSIFICATION AS OF DECEMBER 31, 1995
(BY LOCATION OF ISSUER)   % OF FUND'S
                          INVESTMENTS

Japan                     21.2

United Kingdom            12.9

Switzerland               8.0

Netherlands               6.4

France                    5.1

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with John Hickling, Portfolio Manager of Overseas Portfolio
Q. JOHN, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended December 31, 1995, the fund's performance slightly trailed that of the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australia and the Far East. The index had a total return of 11.21% for the 12-month period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. I think the main factor was that I thought the effects of slowing economic growth on earnings estimates would have an impact on stock prices somewhat before their effect was really felt. For example, I avoided cyclical stocks - those that tend to rise and fall with the economy, such as paper and forest product companies - but they didn't start to come down until the fourth quarter. Instead, I focused the fund on what I would call defensive stocks. These investments included Unilever, a consumer nondurable stock that tends to post solid earnings regardless of the economic climate, and financial investments such as ING Groep, which generally benefit from the interest rate declines we've seen during the year. These stocks helped the fund, but not until the fourth quarter.
Q. LET'S TAKE A CLOSER LOOK AT HOW YOU POSITIONED THE FUND DURING THE PAST
YEAR.
A. Most of 1995 was frustrating because, historically, markets around the world have shown a higher correlation to the U.S. market than we've seen this year. In addition, foreign stock market performance generally did not coincide with the strong performance seen in many bond markets. The slowdown experienced by many economies led to lower interest rates, an environment that generally is supportive for stock markets as well. That's because lower rates can reduce companies' borrowing costs and make alternatives to stock investing less attractive. Furthermore, the good performance in several foreign markets was narrow, driven by the strength of only a few stocks. Looking specifically at the fund, more investments were in Japan than elsewhere -21.2% at the end of the period - although the fund held less there than is included in the EAFE index. This is a market that struggled through most of the year, although it rebounded in the fourth quarter. The Japanese banking sector performed well through the first part of the year and in the fourth quarter. However, the fund didn't participate, because its Japanese investments were focused on exporters; companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi and Omron; retailers such as Ito-Yodako; and financial stocks such as Nomura Securities. In the second half of the year, though, some of these stocks rebounded, because the yen started to weaken versus the dollar, making these companies' products less expensive abroad.
Q. YOU ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM...
A. That's right, 12.9%, about as much as is included in the EAFE index. This has been one of the best performing markets outside of the U.S., led, for the most part, by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer nondurable stocks helped the fund, including brewers Bass and Whitbread.
Q. LET'S TURN TO EMERGING MARKETS...
A. At the end of last year, when emerging markets dropped sharply after Mexico's devaluation of the peso, I had minimal investments in emerging markets. I started adding some emerging market stocks in May, including Mexican banks as well as investments in Brazil, Chile and Southeast Asia. One stock that turned in a very good performance was Sampoerna, an Indonesian cigarette company. One of the main reasons I owned this stock and Matahari, an Indonesian retailer, was that the standard of living for many Indonesians has been on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing has been increasing. The fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending in emerging markets.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. At the end of the year, overseas markets started to catch up to the U.S. market. Investors have started to become more actively interested in opportunities abroad, attracted by, among other things, cheap stock valuations. Prospects for foreign markets seem to be improving, in absolute terms and relative to the U.S. After the mixed performance we've seen from international markets over the past few years, a contrarian investor might become more interested in foreign markets from a risk/reward perspective. I'm hoping we'll see some signs of a rebound in overseas markets, with investors finding better buys abroad than domestically.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.7%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.8%
Buenos Aires Embotelladora SA
 sponsored ADR  41,800 $ 862,130
Perez Companc Class B  308,452  1,634,550
Telecom Argentina sponsored ADR
 Class B   83,400  3,971,925
Telecom Argentina Stet France
 Telecom SA  263,600  1,251,912
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  150,500  3,254,563
  10,975,080
AUSTRALIA - 2.2%
Amcor Ltd.   190,700  1,345,603
Brambles Industries Ltd.   276,500  3,080,556
FAI Insurance Ltd. Ord.   2,037,900  1,104,965
Fosters Brewing Group Ltd.   903,100  1,482,418
Lend Lease Corp. Ltd.   81,000  1,173,174
Pioneer International Ltd.   493,300  1,271,403
Qantas Airways Ltd. sponsored ADR (b)  48,400  810,700
TNT Ltd.   1,106,800  1,463,295
Western Mining Holdings Ltd.   414,100  2,657,429
Westpac Banking Corp.   2,912,700  12,893,911
Woolworths Ltd.   991,200  2,385,333
  29,668,787
AUSTRIA - 0.3%
EVN (Energie-Versor Nieder)  12,200  1,671,729
VA Technologie AG  6,800  861,143
VA Technologie AG (b)  15,000  1,899,580
  4,432,452
BELGIUM - 1.2%
Bekaert SA  11,255  9,272,120
Delhaize Freres & Cie Le Lion SA  135,300  5,617,835
Petrofina SA  5,100  1,566,600
Petrofina SA (warrants) (a)  595  7,254
  16,463,809
BERMUDA - 0.0%
Consolidated Electric Power Asia Ltd.
 sponsored ADR (b)  39,800  701,475
BRAZIL - 0.7%
Brahma (Cia Cervejaria) PN Class B
 (Pfd. Reg.)  3,204,300  1,318,743
Coteminas PN  2,500,000  835,948
Telebras PN:
 (Pfd. Reg.)  103,879,970  5,001,883
 sponsored ADR (a)   52,500  2,487,188
  9,643,762
CANADA - 0.4%
Midland Walwyn, Inc.   269,900  1,730,952
Noranda, Inc.   191,100  3,939,385
  5,670,337
CHILE - 0.3%
Santa Isabel SA sponsored ADR (a)  90,900  2,181,600
Vina Concha Stet y Toro SA
 sponsored ADR  81,300  1,463,400
  3,645,000

 SHARES VALUE (NOTE 1)
FINLAND - 0.7%
Cultor OY, Series 1  71,100 $ 2,933,908
Pohjola Class B  334,000  4,287,843
Valmet OY Class A  91,700  2,291,396
  9,513,147
FRANCE - 5.1%
Accor SA  65,158  8,419,479
Alcatel Alsthom CGE  77,300  6,651,597
Axa SA  158,018  10,627,930
Club Mediterranee SA Ord.   28,200  2,247,264
Compagnie Bancaire Ord.   65,670  7,334,589
Elf Aquitaine  38,528  2,833,161
Generale des Eaux  60,582  6,036,592
IMETAL SA Ord.  40,700  4,852,644
Lafarge Coppee SA  41,590  2,674,339
Michelin SA Cie Generale des
 Etablissements Class B  128,100  5,098,936
Total SA Class B  144,400  9,726,730
Vallourec SA (a)  60,000  2,127,790
  68,631,051
GERMANY - 4.2%
Asko  2,900  1,512,517
Bayer AG  12,000  3,158,554
Bayerische Vereinsbank AG Ord.   99,500  2,947,636
Continental Gummi-Werke AG  256,000  3,560,501
Daimler-Benz AG Ord.   8,700  4,368,150
Deutsche Bank AG  273,300  12,918,081
Gildemeister AG  18  1,627
Hoechst AG Ord.   14,500  3,922,462
Kaufhof Holding AG  14,500  4,406,467
Mannesmann AG Ord.   16,400  5,208,540
Metallgesellschaft AG Ord.   88,300  1,928,108
Metallgesellschaft AG (b)  86,700  1,893,171
Veba AG Ord.   170,900  7,237,698
Volkswagen AG  8,900  2,968,317
  56,031,829
HONG KONG - 2.9%
Amoy Properties Ltd.   2,208,000  2,198,720
Consolidated Electric Power Asia Ltd.   1,464,000  2,660,097
Dickson Concepts International Ltd.   2,578,000  2,400,449
Great Eagle Holdings Ltd.   948,000  2,451,988
HSBC Holdings PLC  834,000  12,619,205
Hong Kong Land Holdings Ltd.   2,544,000  4,706,400
Hong Kong Telecommunications Ltd.   1,838,000  3,280,233
Hopewell Holdings Ltd.   3,944,000  2,269,745
Hysan Development Co. Ltd.   1,383,000  3,657,595
Peregrine Investments Holdings Ltd.   832,000  1,075,978
Semi-Tech (Global) Ltd.   102,006  164,239
Sun Hung Kai Properties Ltd. (a)   153,000  1,251,503
  38,736,152
INDIA - 0.1%
Reliance Industries Ltd. GDS  106,400  1,423,632
INDONESIA - 1.6%
Astra International PT (For. Reg.)  1,596,500  3,316,589
Bank International Indonesia PT Ord.   921,000  3,051,205
Bank Niaga PT  330,000  656,681
Gudang Garam PT Perusahaan  271,500  2,837,899
Jakarta International Hotels &
 Development Ord.   1,541,000  1,887,078
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDONESIA - CONTINUED
Matahari Putra Prima PT (For. Reg.) 1,011,500 $ 1,780,578 Sampoerna Hanjaya Mandala (For. Reg.) 735,750 7,658,370 Semen Gresik (For. Reg.) 268,500 751,542
  21,939,942
IRELAND - 0.9%
Bank of Ireland U.S. Holdings, Inc.   1,009,200  7,355,579
Fyffes PLC  1,358,000  2,169,096
Independent Newspapers PLC  521,050  3,151,271
  12,675,946
ITALY - 1.7%
Assicurazioni Generali Spa  198,470  4,800,400
Benetton Group Spa  126,200  1,494,691
Bulgari Spa (a)  163,400  1,393,736
Fiat Spa  396,500  1,286,128
Istituto Mobiliare Italiano  301,400  1,897,985
Istituto Nazionale Delle Assicurazioni Spa  976,500  1,294,416
Italgas Spa   734,700  2,236,486
Magneti Marelli Spa  1,169,000  1,406,775
Montedison Spa Ord. (a)   1,604,600  1,075,123
Olivetti Ing C & Co. Spa Ord.   4,324,750  3,496,838
SAI Sta Assieuratrice Industriale Spa  211,200  2,156,554
  22,539,132
JAPAN - 21.2%
ADO Electronic Industrial Co. Ltd.   19,000  486,944
Acom Co. Ltd.   1,000  41,779
Aida Engineering Ltd. Ord.   176,000  1,348,085
Amada Metrecs Co. Ltd.   86,000  1,372,340
Amadasonoike Co. Ltd.   282,000  1,808,182
Amway Japan Ltd.   78,100  3,293,192
Aoyama Trading Co. Ord. (a)  114,600  3,657,447
Bridgestone Corp.   339,000  5,376,789
Canon, Inc.   548,000  9,910,638
Citizen Watch Co. Ltd. Ord.   422,000  3,224,178
Daiwa House Industry Co. Ltd.   218,000  3,584,139
East Japan Railway Co. Ord.   700  3,398,453
Fanuc Ltd.   98,200  4,245,203
Fuji Bank   126,000  2,778,337
Fuji Photo Film Co. Ltd.   261,000  7,522,050
Fujitsu Ltd.   370,000  4,115,087
Futaba Industrial Co. Ltd.   126,000  2,059,381
Hanshin Department Store Ltd.   29,000  222,969
Hirose Electric Co. Ltd.   25,200  1,447,660
Hitachi Ltd.   1,126,000  11,325,339
Honda Motor Co. Ltd.   597,000  12,297,969
Ishihara Sangyo Kaisha Ltd. (a)   343,000  1,111,267
Isetan Co. Ltd.   289,000  4,751,451
Ito-Yokado Co. Ltd.   27,000  1,660,735
Izumi Co. Ord.   112,000  2,469,633
Japan Airlines Co. Ltd. (a)   302,000  2,000,677
Kao Corp.   114,000  1,411,219
Kobe Steel (a)  1,187,000  3,662,021
Komatsu Ltd. Ord.   410,000  3,370,406
Komatsu Seiren  30,000  275,629
Marubeni Corp.   339,000  1,832,698
Matsushita Electric Industrial Co. Ltd.   303,000  4,923,017
Marukyo Corp.   16,000  286,267
Minebea Co. Ltd.   546,000  4,572,882
Mitsubishi Estate Co. Ltd.   264,000  3,293,617
Mitsubishi Heavy Industries Ltd.   492,000  3,916,016
Mitsubishi Trust & Banking Corp.   191,000  3,177,176

 SHARES VALUE (NOTE 1)
Mitsui Trust and Banking  449,000 $ 4,906,867
Mitsukoshi Ltd.   315,000  2,955,029
Murata Manufacturing Co. Ltd.   132,000  4,851,064
Nichido Fire & Marine
 Insurance Co. Ltd.   591,000  4,744,004
Nikko Securities Co. Ltd.   521,000  6,701,451
Nintendo Co. Ltd. Ord.   46,000  3,492,263
Nissan Motor Co. Ltd. Ord.   468,000  3,589,207
Nitto Denko Corp.   97,000  1,500,967
Nomura Securities Co. Ltd.   711,000  15,471,470
Omron Corp.   139,000  3,199,420
Onward Kashiyama & Co. Ltd.   291,000  4,728,046
Orix Corp.   242,000  9,946,809
Rohm Co. Ltd.   120,000  6,765,958
Sakura Bank Ltd.   265,000  3,357,350
Sankyo Co. Ltd.   142,000  3,186,074
Seino Transpotation Co. Ltd.   144,000  2,409,284
Sekisui Chemical Co. Ltd. (a)  325,000  4,777,563
Sony Corp.   141,500  8,470,841
Sumitomo Marine and Fire
 Insurance Co. Ltd.   420,000  3,444,487
Sumitomo Realty & Development Co. Ltd.   648,000  4,574,855
Sumitomo Trust & Banking Co. Ltd.   315,000  4,447,776
TDK Corp.   44,000  2,242,553
Takashimaya Co. Ltd.   322,000  5,138,298
Takeda Chemical Industries Ltd.   487,000  8,006,770
Tokio Marine & Fire
 Insurance Co. Ltd. (The)  1,065,000  13,904,739
Toshiba Corp.   629,000  4,921,286
Toyota Motor Corp.   397,000  8,408,414
Tsugami Corp.   253,000  1,409,362
Uny Co. Ltd.   103,000  1,932,495
Yamanouchi Pharmaceutical Co. Ltd.   209,000  4,487,234
  284,202,808
KOREA (SOUTH) - 0.9%
Cho Hung Bank Co. Ltd.   191,504  2,409,736
Korea Electric Power Corp.   147,470  6,329,338
Korea First Securities Co. Ltd.   16,203  194,248
Kyungki Bank  171,523  1,680,406
Seoul Securities Co.   74,592  903,854
  11,517,582
MEXICO - 1.2%
Banacci SA de CV:
 Class B  352,200  591,348
 Class L  17,610  26,226
Cemex SA, Series B  1,152,800  4,194,724
Cifra SA Class C   1,559,100  1,580,374
Consorcio G Grupo Dina SA ADR  34,800  65,250
Empresas Ica Sociedad Controladora SA
 de CV sponsored ADR representing Ord.
 (participation certificates)  208,700  2,139,175
Grupo Carso SA de CV Class A-1 (a)  287,800  1,555,878
Grupo Dina sponsored ADR, Series L  12,543  17,247
Grupo Financiero Bancomer SA de CV (a):
 Class B  5,151,800  1,439,424
 Series L  216,879  56,369
 sponsored ADR, Series C (b)  70,200  386,100
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  121,400  3,869,625
  15,921,740
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - 0.9%
Kuala Lumpur Industries Holdings BHD (a)  290,000 $ 332,375
Magnum Corp. BHD  567,500  1,072,863
Malayan Banking BHD  133,000  1,120,993
Resorts World BHD  443,000  2,372,903
Telekom Malaysia BHD  792,000  6,176,290
Tenega Nasional BHD  251,000  988,578
Time Engineering BHD  161,000  374,124
  12,438,126
NETHERLANDS - 6.4%
ABN-AMRO Holdings NV  46,500  2,113,899
AKZO NV   103,800  11,980,896
IHC Caland NV  93,200  3,129,851
ING Groep NV  228,108  15,207,200
KLM Royal Dutch Airlines Ord.   271,873  9,535,844
Koninklijke PPT Nederland  221,500  8,030,752
Oce Van der Grinten NV  136,700  8,297,214
Pirelli Tyre Holdings NV Ord.(a)   546,100  4,754,602
Royal Dutch Petroleum Co. Ord.   29,500  4,091,107
Unilever NV Ord.   122,000  17,108,831
Vendex International NV (b)  81,400  2,414,664
  86,664,860
NORWAY - 2.2%
Bergesen Group:
 Class A  35,500  705,031
 Class B  301,600  5,894,710
Christiania Bank Free shares Ord.   1,475,000  3,417,581
Den Norske Bank Class A Free shares  1,146,800  2,964,428
Norsk Hydro AS  85,150  3,570,062
Orkla AS:
 Class A Free shares  93,250  4,622,521
 Class B (non-vtg.)  47,800  2,275,329
Saga Petroleum AS Class B  261,600  3,257,424
Unitor AS  192,300  2,636,987
  29,344,073
PAKISTAN - 0.0%
Hub Power Co. Ltd. GDR (a)  36,200  629,880
PHILIPPINES - 0.2%
Philippine Long Distance Telephone Co.
 sponsored ADR  51,400  2,782,025
POLAND - 0.1%
Bank Gdanski SA GDR (b)  92,600  900,998
SINGAPORE - 0.4%
Kim Engineering Holdings Ltd.   2,455,000  2,256,593
Overseas Union Bank Ltd. (For.)  265,000  1,826,875
Van Der Horst Ltd.   156,000  788,659
  4,872,127
SOUTH AFRICA - 0.1%
De Beers Consolidated Mines Ltd. ADR  24,000  726,000
SPAIN - 4.9%
Banco Bilbao Vizcaya SA Ord. (Reg.)  389,200  13,974,807
Banco de Santander SA Ord. (Reg.)  51,000  2,551,990
Banco Intercontinental Espanol  59,550  5,773,715
Corporacion Mapfrecia International de
 Reaseguros SA (Reg.)  183,400  10,232,003
Repsol SA Ord.   139,500  4,556,201
Tabacalera SA, Series A  205,200  7,755,803
Telefonica de Espana SA Ord.   971,750  13,413,910
Union Electrica Fenosa SA  1,152,700  6,914,021
  65,172,450

 SHARES VALUE (NOTE 1)
SWEDEN - 2.7%
Investor AB Class B Free shares  314,700 $ 10,356,174
Mo Och Domsjoe AB Class B  30,800  1,309,772
SKF AB Ord.   133,700  2,551,488
Skandia Foersaekrings AB  35,400  954,830
Skandinaviska Enskilda Banken
 Class A Free shares  948,300  7,837,308
Volvo AB Class B  637,400  13,025,951
  36,035,523
SWITZERLAND - 8.0%
Adia SA (Bearer) (a)  27,500  4,480,069
Alusuisse-Lonza Holding AG (Reg.)  12,739  10,089,641
Baloise Holding (Reg.)  3,802  7,907,106
CIBA-GEIGY AG (Reg.)  15,680  13,791,334
C.S. Holdings (Reg.)  258,405  26,478,675
Fischer (Georg) AG (Reg.)  11,600  2,915,078
Nestle SA (Reg.)  11,425  12,632,842
Roche Holdings Ltd. (participation
 certificates)  1,700  13,442,374
Surveillance, Societe Generale (Bearer)  1,010  2,004,246
Swiss Bank Corp. (Bearer)  33,500  13,672,877
  107,414,242
THAILAND - 1.4%
Bank of Asia PCL (For. Reg.)  354,310  815,799
Krung Thai Bank:
 (Loc. Reg.)  179,300  740,262
 (For. Reg.)  1,816,640  7,500,221
Ruang Khao Unit Trust (For. Reg.)  836,800  498,293
Siam City Bank PCL (For. Reg.)  6,882,800  7,923,827
Telecomasia Corp. PCL (For. Reg.) (a)  394,000  1,196,546
  18,674,948
TURKEY - 0.1%
Aksigorta  350,000  27,918
Aksigorta (b)  1,190,000  94,922
Tofas Turk Otomobil Fabrikasi
 AS ADR (b)  662,400  331,200
Tofas Turk Otomobil Fabrikasi AS  9,602,400  951,393
  1,405,433
UNITED KINGDOM - 12.9%
Allied Lyons PLC  421,100  3,421,829
Argyll Group PLC Ord.   506,900  2,672,656
Avon Rubber  81,900  609,631
BTR PLC Ord.   625,100  3,179,546
Barclays PLC Ord.   980,300  11,219,078
Barratt Developments PLC  1,162,000  4,441,860
Bass PLC Ord.   576,600  6,424,554
Berkeley Group PLC  532,200  4,151,305
Booker PLC  364,200  2,050,163
Boots Co. PLC (The)  287,600  2,600,155
British Airways PLC Ord.   517,100  3,736,821
British Land Ord.   337,750  1,995,548
Burmah Oil  100,017  1,447,871
Cable & Wireless PLC Ord.   318,900  2,279,803
Cadbury-Schweppes PLC Ord.   955,700  7,877,105
Christies International PLC  50,200  162,702
De la Rue PLC  266,700  2,692,439
Dixons Group PLC  955,800  6,580,998
Glaxo Holdings PLC  363,400  5,156,414
Grand Metropolitan PLC  1,137,000  8,172,445
Great Universal Stores PLC Ord Class A  381,600  4,050,640
Guinness PLC Ord.   1,210,500  8,888,461
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Hanson Trust PLC Ord.   674,000 $ 2,006,795
Lloyds Abbey Life PLC  549,600  3,835,315
Lloyds TSB Group PLC  554,620  2,851,155
London International Group PLC  2,111,000  4,222,987
MFI Furniture Group PLC  1,223,700  3,036,244
Mirror Group Newspaper PLC  1,440,500  3,931,585
National Westminster Bank PLC Ord.   891,820  8,968,689
North West Water Group PLC Ord.   337,700  3,225,920
Prudential Corp. PLC  702,000  4,512,357
Reuters Holdings PLC Ord.   409,200  3,740,772
Rolls Royce PLC Ord.   874,433  2,549,331
Royal Insurance Holdings PLC  992,600  5,872,332
Scottish Hydro-Electric PLC Ord.   723,700  4,034,589
Scottish Power PLC ADR  960,500  5,511,133
South West Water PLC Ord.   383,200  3,084,144
Telegraph (The) PLC  452,100  2,909,540
Tesco PLC Ord.   401,397  1,848,725
Unigate Ltd. Ord.   312,800  1,991,231
Vodafone Group PLC  1,250,204  4,478,521
Whitbread Co. PLC Class A  525,900  5,549,746
Wickes PLC  718,200  1,381,048
  173,354,183
TOTAL COMMON STOCKS
(Cost $1,007,219,327)   1,164,748,531
NONCONVERTIBLE PREFERRED STOCKS - 2.0%
AUSTRIA - 0.4%
Creditanstalt Bankverein  105,900  5,427,277
GERMANY - 0.3%
Porsche AG Ord (a).   6,050  3,147,010
ITALY - 1.3%
Banco Ambro Veneto  1,197,000  1,539,216
Fiat Spa  1,350,600  2,462,209
SAI Sta Assicuratrice Industriale Spa  650,500  2,700,722
Stet (Societa Finanziaria Telefonica) Spa  5,173,500  10,542,473
  17,244,620
KOREA (SOUTH) - 0.0%
Korea First Securities Co. Ltd. (a)   66,140  549,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $25,830,942)   26,368,830
FOREIGN GOVERNMENT OBLIGATIONS (D) - 0.5%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
ARGENTINA - 0.4%
Argentina Republic BOCON
 5.8359%, 4/1/01 (c) B1 $ 6,173,130  4,841,146
BRAZIL - 0.1%
Brazil Federative Republic IDU
 euro 6 3/8%, 1/1/01 (c) B1  2,517,500  2,161,903
TOTAL GOVERNMENT OBLIGATIONS
(Cost $6,510,574)   7,003,049
CLOSED-END INVESTMENT COMPANIES - 0.0%
 SHARES VALUE (NOTE 1)
THAILAND - 0.0%
Ruam Pattana Fund II (For. Reg.)
 (Cost $620,880)  1,117,000 $ 676,231
REPURCHASE AGREEMENTS - 10.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 144,975,138  144,880,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,185,061,723)  $  1,343,676,641
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,432,810 or 0.7% of net assets.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $571,464,933 and $579,186,586, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $250,227 for the period (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,185,652,116. Net unrealized appreciation aggregated $158,024,525, of which $205,005,861 related to appreciated investment securities and $46,981,336 related to depreciated investment securities.
The fund hereby designates approximately $18,341,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries    5.4
Conglomerates   0.3
Construction & Real Estate    4.4
Durables    7.7
Energy    3.0
Finance    26.4
Government  obligations   0.5
Health    3.6
Industrial Machinery & Equipment    2.8
Media & Leisure   2.2
Nondurables   8.7
Precious Metals   0.2
Retail & Wholesale   5.3
Services    1.8
Repurchase Agreements   10.8
Technology    5.3
Transportation   2.5
Utilities   8.9
   100.0%
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $144,880,000) (cost $1,185,061,723)      $ 1,343,676,641
- See accompanying schedule

Cash                                                                                                             209

Receivable for investments sold                                                                                   7,686,625

Receivable for fund shares sold                                                                                   1,628,036

Dividends receivable                                                                                              3,238,530

Interest receivable                                                                                               115,469

 TOTAL ASSETS                                                                                                      1,356,345,510

LIABILITIES

Payable for investments purchased                                                                 $ 10,926,264

Payable for fund shares redeemed                                                                    1,146,930

Accrued management fee                                                                              826,884

Other payables and accrued expenses                                                                 311,487

 TOTAL LIABILITIES                                                                                                 13,211,565

NET ASSETS                                                                                                        $ 1,343,133,945

Net Assets consist of:

Paid in capital                                                                                                   $ 1,155,673,842

Undistributed net investment income                                                                               18,738,964

Accumulated undistributed net realized gain (loss) on investments and foreign                                     10,104,988
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          158,616,151
and assets and liabilities in foreign currencies

NET ASSETS, for 78,751,394 shares outstanding                                                                     $ 1,343,133,945

NET ASSET VALUE, offering price                                                                                    $17.06
and redemption price per
share ($1,343,133,945 (divided by) 78,751,394 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 30,921,016
Dividends

Interest                                                                          8,867,312

                                                                                  39,788,328

Less foreign taxes withheld                                                       (3,740,466
                                                                                 )

 TOTAL INCOME                                                                     36,047,862

EXPENSES

Management fee                                                     $ 9,837,952

Transfer agent fees                                                 612,828

Accounting fees and expenses                                        551,039

Non-interested trustees' compensation                               10,958

Custodian fees and expenses                                         656,865

Registration fees                                                   46

Audit                                                               51,981

Legal                                                               58,187

Miscellaneous                                                       2,343

 TOTAL EXPENSES                                                                   11,782,199

NET INVESTMENT INCOME                                                             24,265,663

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              18,618,705

 Foreign currency transactions                                      (7,976,330    10,642,375
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              86,115,339

 Assets and liabilities in                                          (983,694      85,131,645
foreign currencies                                                 )

NET GAIN (LOSS)                                                                   95,774,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 120,039,683


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                    $ 24,265,663      $ 14,354,948
Net investment income

 Net realized gain (loss)                                                                      10,642,375        1,588,422

 Change in net unrealized appreciation (depreciation)                                         85,131,645        (19,420,073)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                120,039,683       (3,476,703)

Distributions to shareholders                                                                  (4,893,543)       (4,465,195)
From net investment income

 From net realized gain                                                                        (1,797,170)       -

 In excess of net realized gain                                                                 (3,096,373)       -

 TOTAL DISTRIBUTIONS                                                                            (9,787,086)       (4,465,195)

Share transactions                                                                              466,436,535       1,000,905,405
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  9,787,086         4,465,195

 Cost of shares redeemed                                                                        (541,043,324)     (477,688,222)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         (64,819,703)      527,682,378

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        45,432,894        519,740,480

NET ASSETS

 Beginning of period                                                                             1,297,701,051     777,960,571

 End of period (including undistributed net investment income of $18,738,964 and $10,987,509,
respectively)                                                                                   $ 1,343,133,945   $ 1,297,701,051

OTHER INFORMATION
Shares

 Sold                                                                                            29,090,043        62,240,900

 Issued in reinvestment of distributions                                                         652,472           274,107

 Redeemed                                                                                       (33,802,732)      (29,967,241)

 Net increase (decrease)                                                                         (4,060,217)       32,547,766



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993  C   1992   1991





Net asset value, beginning of period                                $ 15.67       $ 15.48       $ 11.53     $ 13.09     $ 12.42

Income from Investment Operations

 Net investment income                                              .17           .19           .06         .16         .24

 Net realized and unrealized gain (loss)                            1.34          .08 B         4.16        (1.54)      .74

 Total from investment operations                                   1.51          .27           4.22        (1.38)      .98

Less Distributions                                                  (.06)         (.08)         (.18)       (.18)       (.17)
From net investment income

 In excess of net investment income                                 -             -             (.04)       -           -

 From net realized gain                                             (.02)         -             -           -           (.14) D

 In excess of net realized gain                                     (.04)         -             (.05)       -           -

 Total distributions                                                (.12)         (.08)         (.27)       (.18)       (.31)

Net asset value, end of period                                      $ 17.06       $ 15.67       $ 15.48     $ 11.53     $ 13.09

TOTAL RETURN  A                                                     9.74%         1.72%         37.35%      (10.72)%    8.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837   $ 126,490

Ratio of expenses to average net assets                             .91%          .92%          1.03%       1.14%       1.26%

Ratio of net investment income to average net assets                1.88%         1.28%         1.21%       1.86%       2.33%

Portfolio turnover rate                                             50%           42%           42%         61%         168%

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
B THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO
THE TIMING OF SALES AND
REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES
OF THE INVESTMENTS OF THE FUND.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
MONEY MARKET PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
HIGH INCOME PORTFOLIO. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
EQUITY-INCOME AND GROWTH PORTFOLIOS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
OVERSEAS PORTFOLIO. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Money Market, High Income, Equity-Income, Growth and Overseas Portfolios are not subject to income taxes to the extent that each distributes substantially all of its taxable income for the fiscal year. The Overseas Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
MONEY MARKET PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
HIGH INCOME, EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for defaulted bonds, foreign currency transactions, passive foreign investment companies
(PFIC), market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distributions with respect to the Overseas Portfolio.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds, except the Money Market Portfolio may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis is identified as such in the fund's schedule of investments. The funds may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
INDEXED SECURITIES. The funds (excluding the Money Market Portfolio) may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $10,584,034 or 1.0% of net assets of the the High Income Portfolio.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
the fund's average net assets, plus a fixed income group fee rate and an income-based fee. The group fee rate is the weighted average of a series of rates ranging from .1200% to .3700% and is based on the monthly average net assets of all the mutual funds advised by FMR. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .24% of average net assets.
For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the High Income Portfolio and .2700% to .5200% for the Equity-Income, Growth, and Overseas Portfolios for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rates are .45%, .20%, .30% and .45% for High Income, Equity-Income, Growth, and Overseas Portfolios, respectively. For the period, the management fee was equivalent to an annual rate of .60%, .51%, .61%, and .76% of average net assets for the High Income, Equity-Income, Growth, and Overseas Portfolios, respectively.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700% for the Money Market and High Income Portfolios and .2500% to .5200% for the Equity-Income, Growth, and Overseas Portfolios. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SUB-ADVISER FEE. As the Money Market Portfolio's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
FMR, on behalf of the High Income and Overseas Portfolios, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and with respect only to Overseas Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .05% of average net assets for each of the funds.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. BANK BORROWINGS.
The funds are permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. For the High Income and Equity-Income Portfolios, the maximum loans and the average daily loan balances during the period for which loans were outstanding amounted to $4,885,000 and $18,269,000, respectively. The weighted average interest rate was 6.4% for both the High Income Portfolio and the Equity-Income Portfolio.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets for the High Income Portfolio and 1.50% of average net assets for the Equity-Income, Growth, and Overseas Portfolios. For the period, there was no reimbursement under this arrangement.
FMR has directed certain portfolio trades of the High Income Portfolio to brokers who paid a portion of the fund's expenses. For the period, the High Income Portfolio's expenses were reduced by $9,702 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares and certain unaffiliated insurance companies were record owners of approximately 10% or more of the total outstanding shares of the following funds:
 FILI UNAFFILIATED INSURANCE COMPANIES
FUND % OF OWNERSHIP # OF % OF OWNERSHIP
Money Market 52 1 14
High Income 18 1 42
Equity-Income 27 1 30
Growth 18 1 30
Overseas 15 1 39
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
Information regarding transactions with affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio:
We have audited the accompanying statements of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 6, 1996
DISTRIBUTIONS


The Board of Trustees of Variable Insurance Products Fund voted to pay on February 2, 1996, to shareholders of record at the opening of business on February 2, 1996, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 DIVIDENDS CAPITAL GAINS
 High Income $.92 $.18
 Equity-Income $.03 $.86
 Growth $.08 $2.02
 Overseas $.20 $.22
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
 MONEY MARKET PORTFOLIO
Fidelity Management & Research (U.K.) Inc.,
 London, England
 HIGH INCOME AND OVERSEAS PORTFOLIOS
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
 HIGH INCOME AND OVERSEAS PORTFOLIOS
Fidelity International Investment Advisors
 Pembroke, Bermuda
 OVERSEAS PORTFOLIO
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
 OVERSEAS PORTFOLIO
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Lawrence Greenberg, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
John R. Hickling, VICE PRESIDENT
Bettina Doulton, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox
Phyllis Burke Davis
Richard J. Flynn
Edward C. Johnson 3d
E. Bradley Jones
Donald J. Kirk
Peter S. Lynch
Edward H. Malone
Marvin L. Mann
Gerald C. McDonough
Thomas R. Williams
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
 MONEY MARKET AND HIGH INCOME PORTFOLIOS
The Chase Manhattan Bank, N.A., New York, NY
 EQUITY-INCOME AND OVERSEAS PORTFOLIOS
Brown Brothers Harriman & Co., Boston, MA
 GROWTH PORTFOLIO